                                                                Exhibit 10



                                           Subject to Competitive Bid Process









                        AUTHORIZED DISTRIBUTOR AGREEMENT

                                     between

                                  NOVATION, LLC


                                       and


                              ___OWENS & MINOR_____
                           ("Authorized Distributor")


                               For the Members of
                   VHA and University HealthSystem Consortium
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                                TABLE OF CONTENTS
                                                                     PAGE
                                                                     ----
1.       INTRODUCTION...................................................1
         a.       Purchasing Opportunities for Members..................1
         b.       Authorized Distributor................................1
         c.       Participating Members.................................1
         d.       Supplier Agreements...................................2
         e.       Bid...................................................2

2.       CONTRACT AWARD.................................................3
         a.       Letter of Award.......................................3
         b.       Optional Purchasing Arrangement.......................3
         c.       Market Competitive Terms..............................3
         d.       Changes in Distribution Fees..........................4
         e.       Notification of Changes in Pricing Terms..............4
         f.       Underutilized Businesses..............................4

3.       TERM AND TERMINATION...........................................4
         a.       Term..................................................4
         b.       Termination by Novation...............................5
         c.       Termination by Authorized Distributor.................5
         d.       Effect of Termination.................................5

4.       PRODUCT SUPPLY.................................................5
         a.       Delivery and Invoicing................................5
         b.       Purchase Orders.......................................5
         c.       Storage...............................................6
         d.       Computer Software.....................................6
         e.       Confirmation..........................................6
         f.       Product Fill Rates....................................6
         g.       Product Stocking......................................6
         h.       Notice of Physical Inventory..........................7
         i.       Product Substitution..................................7
         j.       Participating Member Services.........................7
         k.       Return of Products....................................7
         l.       Disaster Plan.........................................7
         m.       Additional Requirements...............................7
         n.       Failure to Supply.....................................7

5.       PRODUCT QUALITY................................................8
         a.       Product Compliance....................................8
         b.       Product Condition.....................................8
         c.       Shelf Life............................................8

6.       CENTURY COMPLIANCE.............................................9
         a.       Definitions...........................................9
         b.       Representations.......................................9


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                                                                     PAGE
                                                                     ----
         c.       Remedies.............................................10
         d.       Noncompliance Notice..................................9
         e.       Survival.............................................10

7.       REPORTS AND OTHER INFORMATION REQUIREMENTS....................10
         a.       Report Content.......................................10
         b.       Report Format and Delivery...........................11
         c.       Reports to Participating Members.....................11
         d.       Other Information Requirements.......................11

8.       OBLIGATIONS OF NOVATION.......................................11
         a.       Information to Participating Members.................11
         b.       Marketing Services...................................11

9.       MARKETING FEES................................................12
         a.       Calculation..........................................12
         b.       Payment..............................................11

10.      DAMAGES  .....................................................13
         a.       Administrative Damages...............................13
         b.       Service Damages......................................14

11.      NONPAYMENT OR INSOLVENCY OF A PARTICIPATING MEMBER............14

12.      INSURANCE.....................................................14
         a.       Policy Requirements..................................14
         b.       Self-Insurance.......................................15
         c.       Amendments, Notices and Endorsements.................15

13.      COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION......15
         a.       Compliance With Law..................................15
         b.       Government Program Participation.....................15

14.      LIMITATION OFLIABILITY; INDEMNIFICATION.......................16

15.      BOOKS AND RECORDS; FACILITIES INSPECTIONS.....................17

16.      USE OF NAMES, ETC.............................................17

17.      CONFIDENTIAL INFORMATION......................................17
         a.       Nondisclosure........................................17
         b.       Definition...........................................18

18.      MISCELLANEOUS.................................................18
         a.       Choice of Law........................................18
         b.       Not Responsible......................................18
         c.       Third Party Beneficiaries............................18
         d.       Notices..............................................19
         e.       No Assignment........................................19
         f.       Severability.........................................19
         g.       Entire Agreement.....................................19

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                             INDEX OF DEFINED TERMS

                                                                    PAGE

Agreed Percentage......................................................11
Authorized Distributor.........................................title page
Award Letter............................................................3
Bid.....................................................................3
Calendar-Related........................................................8
Century Noncompliance...................................................8
Clients.................................................................2
Confidential Information...............................................16
Contract Products.......................................................2
Cost...................................................................10
Distribution Fees.......................................................3
Effective Date..........................................................5
Federal health care program............................................15
Gregorian calendar......................................................8
Guidebook..............................................................11
Indemnitees............................................................15
Legal Requirements.....................................................14
Marketing Fees.........................................................11
Members.................................................................2
Noncontract Products....................................................1
Non-Price Specifications................................................4
Novation................................................................1
Novation Database.......................................................1
Participating Members...................................................1
Prices.................................................................10
Primary Ordering Locations..............................................6
Private Label Products..................................................1
Products................................................................1
Reporting Month........................................................10
Services................................................................1
Supplier Agreement Data.................................................2
Supplier Agreements.....................................................2
Suppliers...............................................................2
Systems.................................................................8
Term....................................................................4
Timely..................................................................9


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

                                  NOVATION, LLC

                        AUTHORIZED DISTRIBUTOR AGREEMENT


1. INTRODUCTION.

a. Purchasing Opportunities for Members. Novation, LLC ("Novation") is engaged in providing purchasing opportunities with respect to high quality products and services to participating health care providers ("Members"). Members are entitled to participate in Novation's programs through their membership or other participatory status in either of the following client organizations: VHA Inc. and University HealthSystem Consortium, (collectively, "Clients"). Novation is acting as the exclusive agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), with respect to this Agreement.

b. Authorized Distributor. Authorized Distributor is engaged in the business of providing distribution services with respect to the purchasing and reselling of:
(i) the products described on Exhibit A attached hereto which display the NOVAPLUS(TM) or VHA PLUS(R) trademarks ("Private Label Products"); (ii) the products described on Exhibit B attached hereto ("Contract Products"); and (iii) all other products which may be distributed to Participating Members ("Noncontract Products") (Private Label Products, Contract Products and Noncontract Products are collectively referred to as "Products"). Novation reserves the right to modify Exhibits A and B from time to time for the purpose of adding or deleting Private Label Products or Contract Products to or from this Agreement. Such distribution services include the services of selling, marketing, ordering, paying, order receiving, billing/invoicing, handling, storing, receiving, inventorying, transporting, delivering, collecting funds, cash application, cash management, receivables management, payables management, handling Member and other inquiries, providing Member service, handling recalls and market withdrawals, providing for returns permitted by law, handling allowances and the services described on Exhibit C attached hereto (collectively, "Services").


c. Participating Members. Certain Members have chosen to participate in Novation's distribution program and will be given an opportunity to designate Authorized Distributor as the distributor through which those Members will purchase Products. After completion of the designation process, a current listing of Members that have so designated Authorized Distributor ("Participating Members") will be attached hereto as Exhibit D and will be updated periodically by Novation. Novation may replace Exhibit D with a listing in the electronic database described in the Guidebook referred to in Reqirement
D.5. A Member will become a "Participating Member" for purposes of this Agreement at the time Novation notifies Authorized Distributor of the addition of the Member to Exhibit D or, if the Novation Database is utilized, at the time Novation adds the Member to the Novation Database as a Participating Member. A Member will cease to be a "Participating Member" for purposes of this Agreement at the time Novation notifies Authorized Distributor of the deletion of the Member from Exhibit D or, if the Novation Database is utilized, at the time

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Novation  deletes  the Member  from the  Novation  Database  as a  Participating
Member.


d. Supplier Agreements. Novation and/or the Clients have entered and will, from time to time, enter into agreements ("Supplier Agreements") with certain manufacturers ("Suppliers") who agree to sell Contract Products or Private Label Products to Members through distributors. Novation will provide Authorized Distributor with a listing of Supplier Agreements and a description, for each listed Supplier Agreement, of certain terms relevant to this Agreement ("Supplier Agreement Data") either by hard copy or, at Novation's option, by maintaining the Supplier Agreement Data in the Novation Database. Novation will use reasonable efforts to provide Supplier Agreement Data to Authorized Distributor at least forty-five (45) days prior to the effective date of each Supplier Agreement. Authorized Distributor agrees to load all new or changed Supplier Agreement Data into Authorized Distributor's computer system within fifteen (15) days after Authorized Distributor's receipt of the hard copy of the Supplier Agreement Data or, if Novation maintains the Supplier Agreement Data in the Novation Database, within fifteen (15) days of the posting of the Supplier Agreement Data in the Novation Database. Not less than thirty (30) days prior to the effective date of each Supplier Agreement, Authorized Distributor will supply Novation and each Participating Member with a report by printout, diskette or electronic transmission (or such other format as may be reasonably requested by Novation or the Participating Member) setting forth Authorized Distributor's order entry numbers and prices for all Contract Products and Private Label Products covered by that Supplier Agreement. Thereafter, Authorized Distributor will provide to Novation and each Participating Member an updated report of order entry numbers and prices for each Supplier Agreement no less frequently than annually and at any time upon request of a Participating Member, provided that Authorized Distributor will not be required to respond to more than one such request from the same Participating Member during any one calendar quarter.


Novation shall provide Authorized Distributor with an electronic copy of all distributed Supplier Agreement launch packages at least 45 days prior to the effective date. Authorized Distributor agrees to notify Novation of any and all situations where Authorized Distributor has received notification of a new Supplier Agreement from Novation, but has not received contract / pricing notification from the Contract Supplier at least 45 days prior to the effective date. Such notification shall be made to Novation medical surgical distribution no later than 45 days prior to the effective date of the Supplier Agreement.

e. Bid. Authorized Distributor has responded to Novation's Invitation to Bid by submitting its written offer ("Bid") to Novation consisting of this Agreement, the Exhibits to this Agreement, and any other materials required to be submitted in accordance with the Bid Instructions.

2. CONTRACT AWARD.

a. Letter of Award. By executing and delivering the Letter of Award attached hereto as Exhibit E ("Award Letter") to Authorized Distributor, Novation will have accepted the Bid, and Novation and Authorized Distributor therefore agree that Authorized Distributor will make the Services available to the Participating Members for the fees set forth in Exhibit F attached hereto ("Distribution Fees") in accordance with the terms of this Agreement; provided, however, that Novation's award of this Agreement to Authorized Distributor will not constitute a commitment by any person to obtain Services from, or purchase any of the Products through, Authorized Distributor. No obligations of Novation set forth in this Agreement will be valid or enforceable against Novation unless and until the Award Letter has been duly executed by Novation and attached as an exhibit hereto. Authorized Distributor acknowledges that, in making its award to Authorized Distributor, Novation has materially relied on all representations, warranties and agreements made by Authorized Distributor as part of the Bid and that all such representations, warranties and agreements will survive acceptance of the Bid.

b. Optional Purchasing Arrangement. Novation and Authorized Distributor agree that each Participating Member will have the option of purchasing the Services and Products under the terms of this Agreement or under the terms of any other distribution, purchasing or pricing arrangement that may exist between such Participating Member and Authorized Distributor at any time during the Term; provided, however, that regardless of the arrangement, Authorized Distributor will comply with Sections 7 and 9 below. If any Participating Member uses any other distribution, purchasing or pricing arrangement when ordering products from Authorized Distributor which are covered by any contract between Authorized Distributor and Novation, Authorized Distributor will notify such Participating Member of the pricing and other significant terms of the applicable Novation distribution or purchasing contract.

c. Market Competitive Terms. Authorized Distributor agrees that the prices, quality, value and technology of all Services provided under this Agreement will remain market competitive at all times during the Term. If Authorized Distributor extends any offers for the provision of the Services or the sale and/or distribution of the Products during the Term [*], Authorized Distributor agrees to promptly (i) provide notice to Novation with copies of all such offers and (ii) provide Novation with copies of all responses to such offers. If such offers or responses are not in written form, Authorized Distributor agrees to promptly provide Novation with written summaries of all material terms thereof. [*] If at any time during the Term Novation receives information from any source suggesting that Authorized Distributor's prices, quality, value or technology are not market competitive, Novation may provide written notice of such information to Authorized Distributor, and Authorized Distributor will, within five (5) business days after its receipt of such notice, advise Novation in writing of [*].


 *[This confidential information has been omitted and filed separately with the Commission.]

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

d. Changes in Distribution Fees. Except as provided in Subsection 2.c or in any exhibit to this Agreement, the Distribution Fees will not be adjusted during the Term.

e. Notification of Changes in Pricing Terms. Authorized Distributor will notify all Participating Members and Novation at least thirty (30) days prior to any change in pricing terms. For purposes of the foregoing notification requirements, a change in pricing terms will mean any change that affects the delivered price to the Participating Member, including, without limitation, changes in Distribution Fees (if permitted or required by this Agreement), Prices (as defined in Subsection 7.a(2)), Costs (as defined in Exhibit G attached hereto), list prices, discounts or pricing tiers, schedules or any matters set forth in Exhibit H attached hereto. Such notice will be provided in such format and in such detail as may be required by Novation from time to time, and will include, at a minimum, sufficient information to determine line item pricing of the Products for all affected Participating Members.

Authorized Distributor and Participating Members may agree to forego the minimum thirty (30) day price change notification in events where a Participating Member requests the stocking of new product(s) or Participating Member is a new participant on the Agreement and Authorized Distributor is able to stock product(s) and load pricing in less than thirty (30) days.

f. Underutilized Businesses. Certain Participating Members may be required by law, regulation and/or internal policy to do business with underutilized businesses such as Minority Business Enterprises (MBE), Disadvantaged Business Enterprises (DBE), Small Business Enterprises (SBE), Historically Underutilized Businesses (HUB) and/or Women-owned Business Enterprises (WBE). To assist Novation in helping Participating Members meet these requirements, Authorized Distributor will comply with all Novation policies and programs with respect to such businesses and will provide, on request, Novation or any Participating Member with statistical or other information with respect to Authorized Distributor's utilization of such businesses as a vendor, distributor, contractor or subcontractor.


g. E-Commerce Business Certain Members have chosen to utilize the services of the MARKETPLACE@NOVATION through Novation's relationship with Neoforma.com, Inc. ("Neoforma"), to transact business associated with this Agreement with Authorized Distributor. To assist Novation in helping Members meet those needs, Authorized Distributor agrees to sign and comply with the Neoforma Master Supplier Agreement and support Novation's programs with respect to E-commerce.


3. TERM AND TERMINATION.

a. Term. This Agreement will be effective as of the effective date set forth in the Award Letter ("Effective Date"), and, unless sooner terminated, will continue in full force and effect for the initial term set forth in the specifications attached hereto as Exhibit I ("Non-Price Specifications") and thereafter may be renewed at the option of Novation for any renewal terms set forth in the Non-Price Specifications by Novation's delivery of written notice of renewal to Authorized Distributor not less than ten (10) days prior to the end of the initial term or any renewal term, as applicable. The initial term, together with the renewal terms, if any, are collectively referred to herein as the "Term."

b. Termination by Novation. Novation may terminate this Agreement at any time for any reason whatsoever by delivering not less than ninety (90) days' prior written notice thereof to Authorized Distributor. In addition, Novation may terminate this Agreement immediately by delivering written notice thereof to Authorized Distributor upon the occurrence of either of the following events:

                   (1) Authorized Distributor breaches this Agreement; or

                   (2) Authorized Distributor becomes bankrupt or insolvent or makes an unauthorized assignment or goes into liquidation or proceedings are initiated for the purpose of having a receiving order or winding up order made against Authorized Distributor, or Authorized Distributor applies to the courts for protection from its creditors.

Novation's right to terminate this Agreement due to Authorized Distributor's breach in accordance with this Subsection is in addition to any other rights and remedies Novation, the Clients or the Participating Members may have resulting from such breach, including, but not limited to, Novation's and the Clients' right to recover all loss of Marketing Fees resulting from such breach through the date of termination and for one hundred eighty (180) days thereafter.


c. Termination by Authorized Distributor. Authorized Distributor may terminate this Agreement at any time for any reason whatsoever by delivering not less than ninety (90) days' prior written notice thereof to Novation.

d. Effect of Termination. As of the effective date of termination of this Agreement, neither party will have any further rights or obligations hereunder except: (a) as otherwise provided herein; (b) for rights and obligations accruing prior to such effective date of termination; or (c) for rights and obligations arising as a result of any breach of this Agreement.


4. PRODUCT SUPPLY.

a. Delivery and Invoicing. On and after the Effective Date, Authorized Distributor agrees to deliver Products ordered by Participating Members FOB Participating Member freight prepaid and in accordance with Exhibit J attached hereto unless otherwise requested by Participating Member, and will direct its invoices to the Participating Members in accordance with this Agreement and Exhibit K attached hereto. Authorized Distributor will make whatever arrangements are reasonably necessary with the Participating Members to implement the terms of this Agreement; provided, however, Authorized Distributor will not impose any purchasing commitment on any Participating Member as a condition to the Participating Member's purchase of any Services or Products pursuant to this Agreement.

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

b. Purchase Orders. Authorized Distributor will accept Participating Member orders, order supplements and order modifications from Participating Members on purchase orders delivered to Authorized Distributor via facsimile, telephone, hard copy or through the preferred method of electronic order entry via computer in accordance with Subsection 4.d below. Authorized Distributor will physically check each order to assure the Products and quantities selected by Authorized Distributor correspond to Participating Member's order.

Orders must be placed by Participating Member prior to the order cut-off time communicated by applicable Primary Ordering Locations (POL) to be delivered on the next regularly scheduled delivery. AUTHORIZED DISTRIBUTOR shall not require a minimum dollar order amount for Contract Products or Noncontract Products ordered by Participating Members provided products are ordered in Vendor's standard packaging units or in low unit of measure (LUM) for those hospitals utilizing this service. Authorized Distributor shall maintain an "800" number for electronic order entry and direct contact with the Primary Ordering Location personnel by Participating Members and Novation.

c. Storage. Authorized Distributor will warehouse at the locations listed in Exhibit L attached hereto ("Primary Ordering Locations") at its own cost such quantities of Products, including such quantities of Private Label Products, as Authorized Distributor reasonably determines, based on historical usage or data provided by Participating Members, as necessary to satisfy the anticipated requirements of all Participating Members served by each Primary Ordering
Location. Unless a Participating Member selects a different Primary Ordering Location, the Primary Ordering Location in closest geographical proximity to the Participating Member will serve that Participating Member. Authorized Distributor will not change the geographical locations of the Primary Ordering Locations without the prior written consent of Novation.

d. Computer Software. In addition to complying with the information requirements set forth in Subsection 7.d below, Authorized Distributor agrees to have and maintain during the Term all computer-based systems described in Exhibit M attached hereto through which Participating Members may place orders in accordance with Subsection 4.b above and receive confirmation in accordance with Subsection 4.e below.

e. Confirmation. Authorized Distributor will provide confirmation of orders from Participating Members via computer in accordance with Subsection 4.d above within the time period specified in Exhibit M, subject to the last sentence of

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

this Subsection. The confirmation will include: (i) a description of Products, Distribution Fees, quantity ordered, and quantity to be shipped; (ii) the dollar amount of the total order; (iii) the applicable identification codes such as purchase order numbers and cost center designations if the Participating Member requests such information; and (iv) such other information as specified in Exhibit N attached hereto. If the Participating Member is not capable of receiving the computer transmission, Authorized Distributor will provide confirmation via purchase order print back at its own expense via facsimile. For all orders, Participating Member shall receive the complete confirmation within two (2) hours after the receipt of the order by Authorized Distributor during normal business hours.

f. Product Fill Rates. Authorized Distributor agrees to provide product fill rates to Participating Members in accordance with Exhibit O attached hereto.


g. Product  Stocking.   Authorized  Distributor  agrees  to  stock  Products  in
accordance with Exhibit P attached hereto.

h. Notice of Physical Inventory. Authorized Distributor will give Novation and Participating Members notice of Authorized Distributor's intent to perform a physical inventory in accordance with Exhibit Q attached hereto.

i. Product Substitution. Authorized Distributor will have no unilateral right to substitute other products for any of the Contract Products or Private Label Products ordered by Participating Members. Authorized Distributor may request a Participating Member to agree to a substitution of other products for any of the Contract Products or Private Label Products. Under no circumstances will any substitution for a Contract Product or Private Label Product be permitted without the Participating Member's agreement to the substitution prior to shipment.

j. Participating Member Services. Authorized Distributor will consult with each Participating Member to identify the Participating Member's policies relating to access to facilities and personnel. Authorized Distributor will comply with such policies and will establish a specific timetable for sales calls by sales representatives to satisfy the needs of the Participating Member. Authorized Distributor will promptly respond to Participating Members' reasonable requests for verification of purchase history.

k. Return of Products. Any Participating Member, in addition to and not in limitation of any other rights and remedies, will have the right to return Products to Authorized Distributor in accordance with the terms set forth in Exhibit R attached hereto.

l. Disaster Plan. Authorized Distributor will assist Participating Members in developing a plan of action for delivery of Products in the event of a natural disaster in the geographical area of each Participating Member. Exhibit S attached hereto details Authorized Distributor's disaster plan, which will be reviewed annually by Novation and Authorized Distributor and amended as required.

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

m. Additional   Requirements.   Authorized  Distributor  will  comply  with  the
requirements  set forth in Exhibit T attached hereto.

n. Failure to Supply. In the event of Authorized Distributor's failure to perform its supply obligations in accordance with the terms of this Section 4, the Participating Member may purchase products equivalent to the Products from other sources and Authorized Distributor will be liable to the Participating Member for all reasonable costs in excess of the Authorized Distributor's Prices required by this Agreement plus any other damages which they may incur. In such event, Authorized Distributor will also be liable to Novation and the Clients for any loss of Marketing Fees resulting from such failure plus any other damages which they may incur. Additional remedies are set forth in Exhibit U attached hereto. The remedies set forth in this Subsection and Exhibit U are in addition to any other rights and remedies Novation, the Clients or the Participating Members may have resulting from such failure. Any such "failure to perform" shall not include manufacturer backorders or any reasons constituting force majeure. Authorized Distributor shall have 48 hours to find a reasonable substitute or another source. "Force majeure" means that Authorized Distributor shall be excused from performance hereunder and shall not be liable in damages for failure to perform under this Agreement during each period of delay caused by acts of God, strikes, government orders, acts of war, industrial disturbances, fires, accidents to machinery, manufacturer's inability or failure to supply products or other causes which are reasonably beyond the control of Authorized Distributor.

5. PRODUCT QUALITY.

a. Product Compliance. Authorized Distributor represents and warrants to Novation, the Clients and the Participating Members that the Products will not be distributed, sold or priced by Authorized Distributor in violation of any federal, state or local law. Authorized Distributor represents and warrants that as of the date of delivery to the Participating Members all Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and will not violate or cause a violation of any applicable law, ordinance, rule, regulation or order. Authorized Distributor represents and warrants that it will provide adequate warnings and instructions to inform users of the Products of the risks, if any, associated with the use of the Products. Authorized Distributor's representations, warranties and agreements in this Subsection will survive the expiration or earlier termination of this Agreement.

b. Product Condition. Unless otherwise stated in the Non-Price Specifications or unless agreed upon by a Participating Member in connection with Products it may order, all Products will be new. Products that are demonstrators, used, obsolete, seconds, or which have been discontinued are unacceptable unless otherwise specified in the Non-Price Specifications or the Participating Member accepts delivery after receiving notice of the condition of the Products.

c. Shelf Life. Sterile Products and other Products with a limited shelf life sold under this Agreement will have the longest possible shelf life and the latest possible expiration dates.

6. CENTURY COMPLIANCE.

a. Definitions. For purposes of this Section, the following terms have the respective meanings given below:

         (1) "Systems" means any of the Products, systems of distribution for Products and Product manufacturing systems that consist of or include any computer software, computer firmware, computer hardware (whether general or special purpose), documentation, data, and other similar or related items of the automated, computerized, and/or software systems that are provided by or through Authorized Distributor or utilized to manufacture or distribute the Products provided by or through Authorized Distributor pursuant to this Agreement, or any component part thereof, and any services provided by or through Authorized Distributor in connection therewith.

         (2) "Calendar-Related" refers to date values based on the "Gregorian calendar" (as defined in the Encyclopaedia Britannica, 15th edition, 1982, page 602) and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.
         (3) "Century Noncompliance" means any aspects of the Systems that fail to satisfy the requirements set forth in Subsection 6.b below.

b. Representations. Authorized Distributor warrants, represents and agrees that the Systems satisfy the following requirements:

         (1) In connection with the use and processing of Calendar-Related data, the Systems will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

         (2) In connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Systems represent dates without ambiguity as to century.

         (3) The year component of Calendar-Related data that is provided by the Systems to or that is accepted by the Systems from other automated, computerized, and/or software systems and user interfaces, electronic interfaces, and data storage is represented in a four-digit CCYY format, where CC represents the two digits expressing the century and YY represents the two digits expressing the year within that century (e.g., 1996 or 2003).

         (4) Authorized Distributor has verified through testing that the
         Systems satisfy  the  requirements  of  this  Subsection   including,
         without limitation, testing of each of the following specific dates and the transition to and from each such date: December 31, 2000; January 1, 2001; December 31, 2004; and January 1, 2005.

c. Remedies. In the event of any Century Noncompliance in the Systems in any respect, in addition to any other remedies that may be available to Novation or the Members, Authorized Distributor will, at no cost to the Members, promptly under the circumstances (but, in all cases, within thirty (30) days after receipt of a written request from any Member, unless otherwise agreed by the Member in writing) eliminate the Century Noncompliance from the Systems.

d. Noncompliance  Notice. In the event Authorized  Distributor  becomes aware of
(i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standard (proposed or adopted) regarding Calendar-Related data and/or processing, or Authorized Distributor begins any significant effort to conform the Systems to any such standard, Authorized Distributor will promptly provide the Members with all relevant information in writing and will timely provide the Members with updates to such information. Authorized Distributor will respond promptly and fully to inquiries by the Members, and timely provide updates to any responses provided to the Members, with respect to (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for Authorized Distributor.

e. Survival. Authorized Distributor's representations, warranties and agreements in this Section will continue in effect throughout the Term and will survive the expiration or earlier termination of this Agreement.

7. REPORTS AND OTHER INFORMATION REQUIREMENTS.

a. Report Content. Within ten (10) calendar days after the end of each full and partial month during the Term ("Reporting Month"), Authorized Distributor will submit to Novation a report in the form of a diskette containing the following information in form and content reasonably satisfactory to Novation:

                   (1) the name of Authorized Distributor, the Reporting Month and year and the Agreement number (as provided to Authorized Distributor by Novation);

                   (2) with respect to each Participating Member (described by LIC number as provided to Authorized Distributor by Novation), health industry number (if applicable), full name, street address, city, state, zip code and, if applicable, tier and committed status), with the information categorized by Product, on a line item basis, the number of units sold, the Authorized Distributor's cost of the Products calculated in accordance with Exhibit G ("Cost"), and Distribution Fees, and for all Services and Products purchased by such Participating Member from Authorized Distributor during the Reporting Month, the sum of the Costs and associated Distribution Fees ("Prices") whether under the pricing and other terms of this Agreement or under the terms of any other purchasing, distribution or pricing arrangements that may exist between the Participating Member and Authorized Distributor.

                   (3) the sum of the total Costs and Distribution Fees for all Services and all Products sold to all Participating Members during the Reporting Month and the associated Marketing Fees; and

                   (4) such additional information as required in accordance with Exhibit V attached hereto and such further information as Novation may reasonably request from time to time.

b. Report Format and Delivery. The reports required by this Section will be submitted electronically in ASCII delimited and in accordance with other specifications established by Novation from time to time and will be delivered to:

         Novation
         Attn:  SRIS Operations
         220 East Las Colinas Boulevard
         Irving, TX  75039

c. Reports to Participating Members. Authorized Distributor will provide Participating Members with monthly reports in accordance with the requirements set forth in Exhibit W attached hereto.

d. Other Information Requirements. In addition to the reporting requirements set forth in Subsections 7.a, 7.b and 7.c above, the parties agree to facilitate the administration of this Agreement by transmitting and receiving information electronically and by complying with the information requirements set forth in
Exhibit X attached hereto. Authorized Distributor further agrees that, except to the extent of any inconsistency with the provisions of this Agreement, it will comply with all information requirements set forth in the Novation Information Requirements Guidebook ("Guidebook"). On or about the Effective Date, Novation will provide Authorized Distributor with a current copy of the Guidebook and will thereafter provide /Authorized Distributor with updates and/or revisions to the Guidebook from time to time.

8. OBLIGATIONS OF NOVATION.


a. Information to Participating Members. After issuing the Award Letter, Novation, in conjunction with the Clients, will deliver a summary of the Supplier arrangements covered by this Agreement to each Participating Member and will, from time to time, at the request of Authorized Distributor, deliver to each Participating Member reasonable and appropriate amounts and types of materials supplied by Authorized Distributor to Novation which relate to the purchase of the Products.

b. Marketing Services. Novation, in conjunction with the Clients, will market the distribution arrangements covered by this Agreement to the Members. Such promotional services may include, as appropriate, the use of direct mail, contact by Novation's field service delivery team, member support services, and regional and national meetings and conferences. As appropriate, Novation, in conjunction with the Clients, may involve Authorized Distributor in these promotional activities by inviting Authorized Distributor to participate in meetings and other reasonable networking activities with Members.

9. MARKETING FEES.

a. Calculation. Authorized Distributor will pay to Novation, as the authorized collection agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), marketing fees ("Marketing Fees") belonging to any of the Clients or certain of their subsidiaries or affiliates equal to the Agreed Percentage of the greater of the aggregate Prices or aggregate Cost (as defined in Subsection 7.a(2) above) associated with all purchases of the Products by the Participating Members, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Participating Members and Authorized Distributor. The "Agreed Percentage" is defined in Exhibit Y attached hereto. If based on aggregate Prices, the Marketing Fees will be calculated without any deduction for uncollected accounts.

b. Payment.  On or about the  Effective  Date,  Novation will advise  Authorized
Distributor in writing of the amount determined by Novation to be Authorized Distributor's monthly estimated Marketing Fees. Thereafter, Authorized Distributor's monthly estimated Marketing Fees may be adjusted from time to time upon written notice from Novation based on actual purchase data. No later than the tenth (10th) day of each month, Authorized Distributor will remit the monthly estimated Marketing Fees for such month to Novation. Such payment will be adjusted to reflect the reconciliation between the actual Marketing Fees payable for the second month prior to such month with the estimated Marketing Fees actually paid during such prior month. Authorized Distributor will pay all estimated and adjusted Marketing Fees by check made payable to "Novation, LLC." All checks should reference the Agreement number. Authorized Distributor will include with its check the reconciliation calculation used by Authorized Distributor to determine the payment adjustment, with separate amounts shown for each Client's component thereof. Checks sent by first class mail will be mailed to the following address:

         Novation, 75 Remittance Dr., Suite 1420, Chicago, IL  60675-1420

Checks sent by courier (Federal Express, United Parcel Service or messenger) will be addressed as follows:

         NORTHERN TRUST COMPANY
         801 S. CANAL STREET
         4TH FLOOR RECEIPT & DISPATCH
         CHICAGO, IL. 60607
         ATTN: NOVATION, SUITE 1420
         TELEPHONE 312-630-8100, #9

10. DAMAGES.

    a. Administrative Damages. Novation and Authorized Distributor agree that Novation would incur additional administrative costs if Authorized Distributor fails to provide notice of change in pricing terms as required in Subsection 2.e above, fails to provide reports as required in Section 7 above, or fails to pay Marketing Fees as required in Section 9 above, in each case within the time and manner required by this Agreement. Novation and Authorized Distributor further agree that the additional administrative costs incurred by Novation by reason of any such failure by Authorized Distributor is uncertain, and they therefore agree that the following schedule of administrative damages constitutes a reasonable estimation of such costs and were determined according to the principles of just compensation:

       1st failure                                      written warning
       2nd failure:                                       $[*]
       3rd failure:                                       $[*]
       4th failure:                                       $[*]
       5th failure:                                       $[*]
       6th & each subsequent failure:                     $[*]

Novation's right to recover administrative damages in accordance with this Subsection is in addition to any other rights and remedies Novation or the Clients may have by reason of Authorized Distributor's failure to pay the Marketing Fees or provide the reports or notices within the time and manner required by this Agreement.



  *[This confidential information has been omitted and filed separately with the Commission.]

       c. Service Damages. Novation and Authorized Distributor agree that Novation and/or the Participating Members would suffer damages if Authorized Distributor fails to perform certain of its obligations under this Agreement. Novation and Authorized Distributor further agree that the damages suffered by Novation and/or the Participating Members by reason of any such failure by Authorized Distributor is uncertain, and they therefore agree that the schedule of damages set forth in Exhibit Z attached hereto constitutes a reasonable estimation of such damages and were determined according to the principles of just compensation. Novation's and/or a Participating Member's right to recover damages in accordance with this Subsection is in addition to any other rights and remedies Novation, the Clients or the Participating Members may have by reason of Authorized Distributor's failure to perform its obligations under this Agreement. Damages above are only available if fill rates are below average when adjusted due to manufacturer backorders or other events beyond Distributor control. Remedies are only available if Novation, the Clients and Members are in full compliance with this Agreement. "Beyond distributor control" means verified manufacturer backorders or shipping delays, customer order errors, inclement weather or natural disasters preventing delivery or as in the section on "force majeure", as listed and defined in this Agreement.

11. NONPAYMENT OR INSOLVENCY OF A PARTICIPATING MEMBER. If a Participating Member fails to pay Authorized Distributor for Products, or if an Participating Member becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or goes into liquidation, or if proceedings are initiated for the purpose of having a receiving order or winding up order made against a Participating Member, or if a Participating Member applies to the courts for protection from its creditors, then, in any such case, this Agreement will not terminate, but Authorized Distributor will have the right, upon prior written notice to Novation and the Participating Member, to discontinue providing Products to that Participating Member.

12. INSURANCE.

a. Policy Requirements. Authorized Distributor will maintain and keep in force during the Term product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Services provided or Products sold by Authorized Distributor. Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than $2,000,000 per occurrence and $10,000,000 in the aggregate; will name Novation, the Clients, and the Participating Members, as their interests may appear, as additional insureds, and will contain an endorsement providing that the carrier will provide directly to all named insured copies of all notices and endorsements. Authorized Distributor will provide to Novation in its Bid and thereafter within fifteen (15) days after Novation's request, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant states and signed by an authorized agent.

b. Self-Insurance. Notwithstanding anything to the contrary in Subsection 12.a above, Authorized Distributor may maintain a self-insurance program for all or any part of the foregoing liability risks, provided that Novation, in its sole discretion, determines that such self-insurance policy in all material respects complies with the requirements applicable to the product liability, general public liability and property damage insurance set forth in Subsection 12.a. Authorized Distributor will provide Novation in its Bid, and thereafter within fifteen (15) days after Novation's request: (1) the self-insurance policy; (2) the name of the company managing the self-insurance program and providing reinsurance, if any; (3) the most recent annual reports on claims and reserves for the program; and (4) the most recent annual actuarial report on such program.

c. Amendments, Notices and Endorsements. Authorized Distributor will not amend, in any material respect that affects the interests of Novation, the Clients or the Participating Members, or terminate said liability insurance or self-insurance program except after thirty (30) days' prior written notice to Novation and will provide to Novation copies of all notices and endorsements as soon as practicable after it receives or gives them.

13. COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION.

a. Compliance With Law. Authorized Distributor represents and warrants that to the best of its knowledge, after due inquiry, it is in compliance with all federal and state statutes, laws, ordinances and regulations applicable to it ("Legal Requirements") which are material to the operation of its business and the conduct of its affairs, including Legal Requirements pertaining to the safety of the Services and Products, occupational health and safety, environmental protection, nondiscrimination, antitrust, and equal employment opportunity. During the Term, Authorized Distributor will: (1) promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Authorized Distributor is in noncompliance with any Legal Requirement which is material to the operation of its business and the conduct of its affairs and (2) promptly provide Novation with true and correct copies of all written notices of adverse findings from any federal, state or local governmental agency and all written results of agency inspections which pertain to the Products or Services.


b. Government Program Participation. Authorized Distributor represents and warrants that it is not excluded from participation, and is not otherwise ineligible to participate, in a "Federal health care program" as defined in 42 U.S.C. ss. 1320a-7b(f) or in any other government payment program. In the event Authorized Distributor is excluded from participation, or becomes otherwise ineligible to participate in any such program during the Term, Authorized Distributor will notify Novation in writing within three (3) days after such event, and upon the occurrence of such event, whether or not such notice is given to Novation, Novation may immediately terminate this Agreement upon written notice to Authorized Distributor.

14.  LIMITATION OF LIABILITY; INDEMNIFICATION

(a) Authorized Distributor will perform the services provided for in this Agreement in material compliance with all applicable laws of which it has knowledge or reasonably should have knowledge. Novation acknowledges that (i) authorized Distributor is not the manufacturer of any of the products distributed by it and makes no warranties (express or implied) with respect to any products distributed hereunder and (ii) all products purchased by Participating Members hereunder are selected by the Participating Members without reliance upon Authorized Distributor.

NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, AUTHORIZED DISTRIBUTOR DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS PROVIDED HEREUNDER. CUSTOMERS SHALL LOOK TO THE MANUFACTURER OF PRODUCTS FOR ANY WARRANTY THEREON. NO AGENT, REPRESENTATIVE OR EMPLOYEE OF AUTHORIZED DISTRIBUTOR HAS ANY AUTHORITY TO MAKE ANY REPRESENTATION OR WARRANTY ABOUT PRODUCTS.

(b) Authorized Distributor agrees to indemnify and hold Novation, the Participating Members, and their respective officers, directors and affiliates harmless from any damage, loss, liability or expense (including reasonable expenses of investigation and reasonable attorneys' fees) arising out of (i) the performance of this Agreement which is caused in whole or in part by any negligent or intentional act or omission of Authorized Distributor, its employees, agents and subcontractors, except to the extent such liabilities arise out of the fault of Novation, the Participating Members or other third party; (ii) any asserted or actual violation of the Food, Drug and Cosmetic Act, or any other federal, state or municipal law by virtue of which products sold, supplied or delivered by Authorized Distributor shall be alleged or determined to be adulterated, diverted, misbranded, mislabeled or otherwise not in full compliance with any federal, state or municipal law and which violation is caused by Authorized Distributor's negligent handling of products sold to Participating Members and (iii) claims of bodily injury, death or property damage arising out of Participating Members' possession, distribution, sale or use of products distributed by Authorized Distributor hereunder and caused by Authorized Distributor's negligent handling of such products. CUSTOMERS SHALL NOT HOLD AUTHORIZED DISTRIBUTOR LIABLE FOR ANY DEFECT IN PRODUCTS DISTRIBUTED HEREUNDER UNLESS SUCH DEFECT RESULTS FROM THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AUTHORIZED DISTRIBUTOR. CUSTOMERS AGREE TO LOOK SOLELY TO THE MANUFACTURER OF PRODUCTS FOR ANY CLAIM ARISING DUE TO LOSS, INJURY, DAMAGE OR DEATH RELATED TO THE USE OR SALE OF PRODUCTS.

AUTHORIZED DISTRIBUTOR SHALL NOT BE RESPONSIBLE TO NOVATION, PARTICIPATING MEMBERS OR ANY THIRD PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES (INCLUDING LOST PROFITS) ARISING DIRECTLY OR INDIRECTLY OUT OF THE PRODUCTS OR SERVICES PROVIDED UNDER THIS AGREEMENT.

(c) Novation agrees to indemnify and hold Authorized Distributor, its officers, directors and affiliates harmless from any damage, loss, liability or expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees) arising out of (i) the performance of this Agreement which is caused, in whole or in part, by any negligent or intentional act or omission of Novation, its employees, agents and subcontractors, except to the extent such liabilities arise out of the fault of Authorized Distributor or other third party, (ii) any asserted or actual violation of the Food, Drug and Cosmetic Act, or any other federal, state or municipal law by virtue of which products sold, supplied or delivered by Authorized Distributor shall be alleged or determined to be adulterated, diverted, misbranded, mislabeled or otherwise not in full compliance with any federal, state or municipal law and which violation is caused by Novation's negligent handling or use of such products and
(iii) claims of bodily injury, death or property damage arising out of Novation's possession, distribution, sale or use of products and caused by Novation's negligent handling or use of such products.

15. BOOKS AND RECORDS; FACILITIES INSPECTIONS. Authorized Distributor agrees to keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated by this Agreement and such additional books, records and accounts as are necessary to establish and verify Authorized Distributor's compliance with this Agreement. All such books, records and accounts will be available for inspection and audit by Novation representatives at any time during the Term and for two (2) years thereafter, but only during reasonable business hours and upon reasonable notice and provided that amounts believed to by owed by Authorized Distributor may not be pursued for items greater than 24 months maximum past the last manufacturer reports to Novation. Novation agrees that its routine audits will not be conducted more frequently than twice in any consecutive twelve (12) month period, subject to Novation's right to conduct special audits whenever it deems it to be necessary. In addition, Authorized Distributor will make its distribution and packaging facilities available for inspection from time to time during the Term by Novation representatives, but only during reasonable business hours and upon reasonable notice. The exercise by Novation of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

16. USE OF NAMES, ETC. Authorized Distributor agrees that it will not use in any way in its promotional, informational or marketing activities or materials (i) the names, trademarks, logos, symbols or a description of the business or activities of Novation or any Client or Participating Member without in each instance obtaining the prior written consent of the person owning the rights thereto; or (ii) the award or the content of this Agreement without in each instance obtaining the prior written consent of Novation.

17. CONFIDENTIAL INFORMATION.

a. Nondisclosure.  Authorized Distributor agrees that it will:

               (1) keep strictly confidential and hold in trust all Confidential Information, as defined in Subsection 17.b below, of Novation, the Clients and the Participating Members;

               (2) not use the Confidential Information for any purpose other than the performance of its obligations under this Agreement, without the prior written consent of Novation;

               (3) not disclose the Confidential Information to any third party (unless required by law) without the prior written consent of Novation; and

               (4) not later than thirty (30) days after the expiration or earlier termination of this Agreement, return to Novation, the Client or the Participating Member, as the case may be, the Confidential Information.

b. Definition. "Confidential Information", as used in Subsection 17.a above, will consist of all information relating to the prices and usage of the Products (including all information contained in the reports produced by Authorized Distributor pursuant to Section 7 above) and all documents and other materials of Novation, the Clients and the Participating Members containing information relating to the programs of Novation, the Clients or the Participating Members of a proprietary or sensitive nature not readily available through sources in the public domain. In no event will Authorized Distributor provide to any person any information relating to the prices it charges the Participating Members for Products ordered pursuant to this Agreement without the prior written consent of Novation.

18. MISCELLANEOUS.

a. Choice of Law. This Agreement will be governed by and construed in accordance with the internal substantive laws of the State of Texas and the Texas courts will have jurisdiction over all matters relating to this Agreement; provided, however, the terms of any agreement between a Participating Member and Authorized Distributor will be governed by and construed in accordance with the choice of law and venue provisions set forth in such agreement.

b. Not Responsible. Novation and the Clients and their subsidiaries and affiliates will not be responsible or liable for any Participating Member's breach of any purchasing commitment or for any other actions of any Participating Member. In addition, none of the Clients will be responsible or liable for the obligations of another Client or its subsidiaries or affiliates or the obligations of Novation or Authorized Distributor under this Agreement.

c. Third Party Beneficiaries. All Clients and Participating Members are intended third party beneficiaries of this Agreement. All terms and conditions of this Agreement which are applicable to the Clients will inure to the benefit of and be enforceable by the Clients and their respective successors and assigns. All terms and conditions of this Agreement which are applicable to the Participating Members will inure to the benefit of and be enforceable by the Participating Members and their respective successors and assigns.

d. Notices. Except as otherwise expressly provided herein, all notices or other communications required or permitted under this Agreement will be in writing and will be deemed sufficient when mailed by United States mail, or delivered in person to the party to which it is to be given, at the address of such party set forth below:

If to Authorized Distributor:

         To the address set forth by Authorized Distributor in the Bid

If to Novation:

         Novation
         Attn:  General Counsel
         125 East John Carpenter Frwy.
         Irving TX 75062-2324

or to such other address as the party will have furnished in writing in accordance with the provisions of this Subsection.

e. No Assignment. No assignment of all or any part of this Agreement may be made without the prior written consent of the other party; except that Novation may assign its rights and obligations to any affiliate of Novation. Any assignment of all or any part of this Agreement by either party will not relieve that party of the responsibility of performing its obligations hereunder to the extent that such obligations are not satisfied in full by the assignee. This Agreement will be binding upon and inure to the benefit of the parties' respective successors and assigns.

f. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement will be prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. Each party will, at its own expense, take such action as is reasonably necessary to defend the validity and enforceability of this Agreement and will cooperate with the other party as is reasonably necessary in such defense.

g. Entire Agreement. This Agreement, together with the exhibits listed below, will constitute the entire agreement between Novation and Authorized Distributor. This Agreement, together with the exhibits listed below and each Participating Member's purchase order will constitute the entire agreement between each Participating Member and Authorized Distributor. In the event of any inconsistency between this Agreement and a Participating Member's purchase order, the terms of this Agreement will control. No other terms and conditions in any document, acceptance, or acknowledgment will be effective or binding unless expressly agreed to in writing. The following exhibits are incorporated by reference in this Agreement:

Exhibit A               Private Label Products
Exhibit B               Contract Products

Exhibit C               Services
Exhibit D               Participating Members
Exhibit E               Award Letter
Exhibit F               Distribution Fees
Exhibit F-1             Additional Distribution Service Fee Menu and Definitions
Exhibit F-2             Medical Surgical Alternate Site Distribution
Exhibit F-3             System / Network Pricing
Exhibit F-4             Customized Distribution Solutions
Exhibit F-5             Payment Terms
Exhibit F-6             Fees for Other (Value-Added) Services
Exhibit F-7             Services for Alaska and Hawaii
Exhibit G               Costs
Exhibit H               Price Changes
Exhibit H-1             Initial Implementation
Exhibit I               Non-Price Specifications
Exhibit J               Product Delivery
Exhibit K               Invoices
Exhibit L               Primary Ordering Locations
Exhibit M               Computer-Based System Requirements
Exhibit N               Confirmation of Orders
Exhibit O               Product Fill Rates
Exhibit P               Product Stocking
Exhibit Q               Physical Inventory
Exhibit R               Product Return
Exhibit S               Disaster Plan
Exhibit T               Additional Requirements
Exhibit T-1             NOVAPLUS(TM)Pricing Policy and Protocol
Exhibit T-2             NOVAPLUS(TM)H.E.L.P. Form
Exhibit T-3             NOVAPLUS(TM)Stocking Request Form
Exhibit T-4             Consolidated Logistics Center Specifications
Exhibit U               Additional Remedies
Exhibit V               Additional Reporting Information

Exhibit W               Reports to Participating Members
Exhibit X               Additional Information Requirements
Exhibit Y               Marketing Fees
Exhibit Y-1             Products on which Authorized Distributor Pays No
                        Marketing Fee
Exhibit Z               Service Damages


Schedule 1              Authorized Distributor Selection / Change Form

Schedule 2              Distribution Fee Calculation Form

Schedule 3              Participating Members Verification of "A Item List

AUTHORIZED
DISTRIBUTOR:
                        --------------------------------------------------------

ADDRESS:
                        --------------------------------------------------------


                        --------------------------------------------------------

SIGNATURE:
                        --------------------------------------------------------

TITLE:                                                 DATE:
                        ------------------------------       -------------------

                                    Exhibit A

                             Private Label Products



     All NOVAPLUS(TM)items (List to be provided by Novation upon Agreement implementation)

                                    Exhibit B

                                Contract Products


To be supplied by Novation upon bid award.

                                    Exhibit C

                                    Services


1. Base Services Available from Authorized Distributor. All services listed in this Section shall be provided to Participating Members for the cost-plus fee applicable from the Distribution Service Fee Volume Matrix in Exhibit
     F. Exhibit F provides a Base Distribution Service Fee Volume Matrix which determines a Participating Member's Base Distribution Service Fee for the base services provided by its Authorized Distributor. Participating Members may elect to have Base Distribution Service Fees billed separately or included in the Price of the product. Authorized Distributor shall offer additional services in accordance with Exhibit F-1. Additional service fees stated, as a percent [*]. Distribution Service Fees for additional services shall equal the actual cost of the service, provided Authorized Distributor is capable of calculating actual cost. Otherwise, fees for additional services will be determined in accordance with Exhibit F-1. The "Price" of the product is determined by the definition of Cost as set forth in this Agreement, Exhibit G, adjusted to reflect all credits, discounts, rebates, returns, allowances and other adjustments granted by the Authorized Distributor plus Cost multiplied by the applicable Base Distribution Service Fee from Exhibit F. Volume to determine the Base Distribution Service Fee is determined by the actual three-month purchase history of the Participating Member from the Authorized Distributor, for the preceding three months. Volume will be recalculated on a semiannual basis and, at the Participating Member's election, the Base Distribution Service Fee will be adjusted or the Participating Member will receive a credit in an amount equal to the actual Base Distribution Service Fee and the billed Base Distribution Service Fee for the next six (6) month period. There will be no retroactive credit due Participating Member for the period being reviewed.

     Novation and/or Authorized Distributor may request reasonable substantiation of purchase figures provided by any Participating Member. Any Participating Member which fails or refuses to provide accurate information in a timely manner as to its total volume of distributed purchases shall be charged a Distribution Service Fee based on the smallest volume distribution service fee.

2. Other Services Available from Authorized Distributor. The services listed in this Section shall be available from Authorized Distributor at an additional charge to the Participating Member in accordance with Exhibit F-1.

     A) JIT Program. Authorized Distributor shall offer Just-in-Time ("JIT") delivery services upon request. JIT services shall include frequent deliveries in cases or boxes; whatever is Vendor's standard unit of packaging. JIT service fees are outlined in Exhibit F-1.


     *[This confidential information has been omitted and filed separately with the Commission.]

     B) Stockless/LUM  (Lowest  Unit  of  Measure). Authorized Distributor shall offer stockless/LUM services upon request. At a minimum, such services shall include the ability to provide: frequent delivery to meet agreed upon stocking levels, delivery in the lowest unit of measure, pick and pack by area of use and delivery to area of use and put stock away. Stockless/LUM services shall be provided with a fill or kill calculation with

     C) an   approved  substitution  list  as  provided   by  the  Participating
        Member. Stockless service fees are outlined in Exhibit F-1.

     D) Emergency Deliveries. Authorized Distributor shall have emergency delivery services available twenty-four (24) hours a day, seven (7) days a week. Authorized Distributor may charge [*] for providing product by emergency deliveries.

     E) Bar Coding.  Authorized  Distributor  shall  provide  Bar Coding  labels
        to  Participating  Members  upon   request.  Authorized  Distributor may
        charge [*] in providing bar coding labels.

     F) Other   Services.   Exhibit  F-1   details  certain  listed   Authorized
        Distributor services available and the charge structure, if any associated with those services. Authorized Distributor and each Participating Member may negotiate additional services as requested by the Participating Member.

     G) Selection and Change of Additional Services. Participating Members shall identify additional services selected in accordance with Exhibit F-1, and Participating Members may change additional services selected in accordance with Exhibit F-1 at any time during the term of the Agreement by notifying Authorized Distributor and Novation.

     H) Customized Packing Slips and Invoices. Authorized Distributor shall provide customized packing slips and invoices consistent with Participating Member requirements in accordance with Exhibit F-1.

     I) Customized Pallet Design. Authorized Distributor shall assist in pallet design and arrangement and shall deliver goods in accordance with such pallet design upon request of Participating Members as defined in Exhibit F-1.

3. Authorized Distributor Representative. Each Authorized Distributor will provide each Participating Member assigned to them with an Authorized Distributor Representative. Authorized Distributor Representative will be responsible for the following activities at each assigned Participating
   Member:


     *[This confidential information has been omitted and filed separately with the Commission.]

         A) Visit on at least monthly basis or at the frequency requested by the Participating Member
         B) Address and be empowered to solve the following:
                  -        Fill Rate Issues
                  -        Invoice Accuracy
                  -        Pricing issues
                  -        Product stocking issues
                  -        Scheduling issues
                  -        DSO issues (Accounts Payable / Receivable issues)
                  -        EOE issues
                  -        EDI issues
                  -        Contract / data file accuracy
                  -        Delivery issues
                  -        Review of backorder report
                  -        Review of product return statues
                  -        Monthly dollar per line ordered average issues

         C)  Review all sales data
         D)  Review product usage and "A" Items list
         E)  Assist with and suggest pre-approved substitute products for "A"
             Items
         F) Assist with customized distribution solutions in accordance with Exhibit F-4
         G)  Logistical  needs of the HCO
         H)  Product  acquisition mix
         I)  Maximizing the value of the incentives offered under Exhibit F
         J) Support HCO's initiatives for achieving the lowest total delivered cost of product and services

4. Customer Service Representative. Authorized Distributor shall provide a customer service representative during the hours specified in Exhibit C,
   Section 6. The customer service representative should be familiar with the Participating Member's account and shall, at a minimum, be able to assist Participating Members with
         A)  Order placement and status of pending orders
         B)  Status and resolution of backorders
         C)  Status of all pertinent account information, including DSO
         D)  Suggested substitutions for backordered products.
         E)  Resolution of delivery issues
         F)  Expediting orders
         G)  Notification of potential backorders.
         H)  Participating Members usage of electronic order entry

5. Quarterly Business Review. Once each calendar quarter, Authorized Distributor shall meet with Participating Member to discuss, at a minimum, the following issues:

         A)  Review prior quarter's sales by:
             1) Contract
             2) NOVAPLUS(TM)

             3) Noncontract
             4) HUB Contract Sales
             5) HUB Noncontract Sales
             6) Low Velocity Manufacturer and SKUs

         B)  Review prior quarter's activity for:
             1) EOE
             2) EDI: 810, 832
             3) DSO
             4) Monthly Line Average Dollar Amount

         C)  Review prior quarter's service levels:
             1) Fill Rates:
                -  "A" Items
                -  Overall Fill Rate
             2) Invoice Accuracy
             3) Pricing Errors
             4) Return Goods
             5) Product usage and stocking levels for "A" Items
             6) Delivery issues, i.e. pallet configuration

         D)  Opportunity for Standardization and Utilization
         E)  OpportUNITY (R) Program Products and Manufacturer Utilization

         Authorized Distributor shall notify the Novation Account Manager of a scheduled quarterly business review at least 30-days prior to the review. Authorized Distributor shall maintain a record of when each quarterly business review was conducted at each Participating Member and such record shall be readily available for Novation review upon request.

6. Hours of Operation. Authorized Distributor shall staff the Primary Ordering Location customer service function each business day continuously from at least 7:00 a.m. through 6:00 p.m., local time. In case of an emergency, Participating Members can call the Primary Ordering Location. Authorized Distributor will provide a list of emergency telephone numbers at the Primary Ordering Location for after-hours contact.

7. Information Services Representative. Authorized Distributor shall provide each Participating Member with an Information Services Representative. Such representative shall be able to assist Participating Members with resolution of EDI issues.

                                    Exhibit D

                              Participating Members

To be attached after completion of the Authorized Distributor selection process.

                                    Exhibit E

                                  Award Letter

To be completed upon bid award.

                                    Exhibit F

Distribution Fees



-------------------------------------------------------------------------------------------------------------------
    Monthly Volume         Gross Fee for      Weekly Deliveries     Line Average      [*]EOE          Net Fee for
                           Distribution                              Incentive       Incentive        Distribution
                             Services                                                                   Services
-------------------------------------------------------------------------------------------------------------------
$0 - 7,500               [*]                1 Delivery  per week   [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$7,501 - 25,000          [*]                1 Delivery per week    [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$25,001 - 75,000         [*]                2 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$75,001 - 150,000        [*]                2 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$150,001 - 250,000       [*]                2 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$250,001 - 400,000       [*]                2 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$400,001 - 600,000       [*]                3 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$600,001 - 800,000       [*]                4 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$800,001-1,100,000       [*]                4 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
$1,100,001-1,500,000     [*]                5 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------
greater than $1,500,000  [*]                5 Deliveries per week  [*]             [*]            [*]
-------------------------------------------------------------------------------------------------------------------


Qualifiers: Base Bulk - Delivery to Dock in Manufacturer's Case Shipment

1) Initial Monthly Volume is determined by previous quarter's actual purchases and reviewed semiannually thereafter

2) To qualify for EOE incentives, HCO must be [*] EOE for past quarter's activity and reviewed semiannually thereafter


3) EOE is calculated by dividing the lines ordered initially electronically by the total lines ordered and shall be measured each calendar quarter.

4) DSO is an add on based on past quarter's activity and reviewed semiannually thereafter

5) All additional services are based on fees on Schedule F-1, Distribution Service Fee Menu & Definitions

6) Line incentive is calculated by dividing the total monthly dollar volume by the total number of lines shipped for month, reviewed semiannually

7) Exhibit F shall be used for all acute care facilities and stand-alone ambulatory surgery centers.

     *[This confidential information has been omitted and filed separately with the Commission.]

Exhibit F-1

            Additional Distribution Service Fee Menu and Definitions


-------------------------------------------------------------------------------------------------------------
Distribution Services                                                                Distribution Service Fee
-------------------------------------------------------------------------------------------------------------
1)     Customized Invoices                                                                   [*]
-------------------------------------------------------------------------------------------------------------
2)     Customized Packing Slip                                                               [*]
-------------------------------------------------------------------------------------------------------------
3)     Combined Packing Slip and Invoice                                                     [*]
-------------------------------------------------------------------------------------------------------------
4)     Custom Pallet Architecture - Basic                                                    [*]
-------------------------------------------------------------------------------------------------------------
5)     Custom Pallet Architecture - Expanded                                                 [*]
-------------------------------------------------------------------------------------------------------------
6)     Add Delivery                                                  Monthly volume of
                                                                     individual
                                                                     facility
-------------------------------------------------------------------------------------------------------------
                                                                     $0-75,000               [*]
-------------------------------------------------------------------------------------------------------------
                                                                     $75,001-250,000         [*]
-------------------------------------------------------------------------------------------------------------
                                                                     $250,000 and over       [*]
-------------------------------------------------------------------------------------------------------------

7)     Bulk Picked By Department Delivered to Dock                      1-3 depts.           [*]
-------------------------------------------------------------------------------------------------------------
                                                                       4-10 depts.           [*]
-------------------------------------------------------------------------------------------------------------
                                                                       11-15 depts.          [*]
-------------------------------------------------------------------------------------------------------------
                                                                   16 greater than depts.    [*]
-------------------------------------------------------------------------------------------------------------
8)     Bulk Break to Manufacturer Next Packing Unit (if not usually broken down)             [*]
-------------------------------------------------------------------------------------------------------------
9)     LUM Picked by Department Delivered to Dock*                                           [*]
-------------------------------------------------------------------------------------------------------------
10)    LUM Picked by Department Delivered to Department*                                     [*]
-------------------------------------------------------------------------------------------------------------
11)    LUM Picked by Department Put Stock Away*                                              [*]
-------------------------------------------------------------------------------------------------------------
12)    Affix Patient Label                                                                   [*]
-------------------------------------------------------------------------------------------------------------
13)    Bar Codes                                                                       [*]
-------------------------------------------------------------------------------------------------------------
14)    Emergency Deliveries                                                            [*]
-------------------------------------------------------------------------------------------------------------
15)    Deliveries over 175 miles                                                       [*]
-------------------------------------------------------------------------------------------------------------


3) All Distribution Service Fees are additive to the effected activity.

3) * Distribution Service Fees # 9, 10 & 11 are compounded (additive).

3) Definition of all Distribution Services on Exhibit F-1 are with this Schedule.



     *[This confidential information has been omitted and filed separately with the Commission.]

SERVICE DEFINITIONS:

1)       Centralized Billing:

         A health-care system is considered to have centralized billing if all material products and services fees associated with each entity (i.e.,
         HCO) of the system are applied to one "bill-to" number and all invoice activity conducted by the supporting Authorized Distributor is forwarded to one central accounting address location. Additionally, payments are forwarded to the Authorized Distributor in a manner that may reflect individual sub "bill-to" (HCO) purchase activity, but can be processed against the one system wide "bill-to" number.

2)       Centralized Ordering:

         A health-care system is considered to have centralized ordering if all product activity for each member HCO in the system is ultimately consolidated through, as is often the case, one information system collection point. This action occurs before any individual facility purchase activity is forwarded to the Authorized Distributor in the form of a purchase order. Although ordering activity at the individual HCOs may take place on various MIS systems, all purchase activity is funneled into one primary system prior to being released to the Authorized Distributor.

3)       Centralized Delivery Point:

         A Participating Member is deemed to have one centralized delivery point if all products on any given delivery are dropped off at one physical location.

4)       Customized Invoice:

         An invoice is considered to be customized by the Authorized Distributor when the creation of the invoice requires the Authorized Distributor to perform actions other than what is considered standard operating procedure (SOP) in the generation, delivery and/or processing of the original invoice. An invoice is also considered to be customized when any additional documentation that is not part of the Authorized Distributor's SOP requirement must be created to accompany the invoice for delivery to the HCO or health-care system. Traditionally, one standard purchase order received from the customer will automatically create one standard invoice. Additionally, any customization required may necessitate an information system change/enhancement on the part of the Authorized Distributor. Any changes to Authorized Distributor's SOP during the term of this Agreement must be approved by Novation.

5)       Customized Packing Slip:

         A packing slip is considered to be customized by the Authorized Distributor when the creation of the packing slip requires the

         Authorized Distributor to perform actions other than what is considered standard operating procedure (SOP) in the generation and/or delivery of the packing slip created from an original purchase order. A packing slip is also considered to be customized when any additional documentation that is not part of the Authorized Distributor's SOP requirement must be created to accompany the packing slip for delivery to the HCO or health-care system. Traditionally, one standard purchase order received from the customer will automatically create one standard packing slip. Any changes to Authorized Distributor's SOP during the term of this Agreement must be approved by Novation.

6)       Customized Packing Slip and Invoice:

         Combination of 4 and 5 above.

7)       Extra Deliveries:

         Participating Members' deliveries are included in their base cost-plus price based on Exhibit F. All additional deliveries are added to the base cost-plus price and priced according to the Service Fee Menu.

8)       Bulk Picked by Department, Delivered to Dock:

         Participating Members segment their orders by their departments, but the product remains in the original manufacturer's case pack or normal Authorized Distributor shipping quantity and is delivered to the organization's dock.

9)       LUM Picked by Department, Delivered to Dock:

         Same as bulk definition, but the product is broken into lowest unit of measure from the manufacturer's original case pack.

10)      LUM Picked by Department, Delivered to Department:

         Same as 9), but the Participating Member's Authorized Distributor delivers the LUM product directly to the VHA OR UHC organization's department area.

11)      LUM Picked by Department, Put Stock Away:

         Same as 8), but the Participating Member's Authorized Distributor delivers the LUM product directly to the Participating Members' department area and actually puts the product away.

12)      Affix Patient Charge Labels:

         Covers the cost of the label and the labor to affix the patient charge label to the product.

13)      Bar-Coded Shelf Labels:

         Authorized Distributor creates the bar-coded shelf label and provides them to the Participating Member for use in central stores, warehouses and departments.

14)      Emergency Delivery:

         Any delivery after normal business hours, or a delivery that requires special attention such as use of a courier service, etc.

15)      Line Incentive:

         Monthly dollar average of lines ordered. Participating Member will be eligible for incentive if for the previous quarter the lines ordered average the amount indicated on Exhibit F.

16)      Custom Pallet Architecture-Basic:

         o  items separated on pallet by purchase order
         o  items arranged in purchase order input sequence

17)      Custom Pallet Architecture-Expanded:

         o  items palletized in reverse storeroom location
         o  separate pallet for nonstock items
         o  separate pallet for stock items
         o pallet clearly marked with description and internal routing information

         The following services are provided free of charge and are not included in custom pallet architecture:

         o  box/case labels facing out on pallet
         o  shrink-wrapped pallets
         o pallets arranged to meet health-care organization weight and/or dimension requirements

                                   Exhibit F-2

                  Medical Surgical Alternate Site Distribution

Price Matrix

Physician Participants
--------------------------------------------------------------------------
                   Monthly Volume      Monthly Volume      Monthly Volume
--------------------------------------------------------------------------
                    $0 - $2,000        $2,001- $8,000         $8,000+
--------------------------------------------------------------------------
        Cost Plus       [*]                 [*]                 [*]
--------------------------------------------------------------------------

NOTES:
o Matrix applies to owned/controlled alternate site facilities credentialed into VHA or UHC membership or VHA LaurusHealth Services participants.
o To avoid two costs in the Health Care Organization information system, the difference in cost-plus between an acute care slot and care continuum slot can be applied as a service charge to all care continuum sales.
o  Delivery to dock, one shipment per week.


Home Care - Long-Term Care
-------------------------------------------------------------------------------
               Monthly Volume   Monthly Volume  Monthly Volume   Monthly Volume
-------------------------------------------------------------------------------
                  $0-9,999      $10,000-24,999  $25,000-39,999      $40,000+
-------------------------------------------------------------------------------
    Cost Plus       [*]              [*]            [*]              [*]
-------------------------------------------------------------------------------

NOTES:

o Monthly purchase volumes will be combined for all sites utilizing a central ordering, billing, selling and shipping point.
o  Delivery  to  dock,  two deliveries per week,  standard.
o Matrix applies to owned/controlled alternate site facilities credentialed into VHA or UHC member (other health care provider).
o To avoid two costs in the HCO information system, the difference in cost-plus between an acute care slot and care continuum slot can be applied as a service charge to all care continuum sales.


     *[This confidential information has been omitted and filed separately with the Commission.]

Exhibit F-3

                            System / Network Pricing

Participating Members shall be deemed to be part of a system or network if they meet either of the following criteria:
1. Are listed in VHA or UHC membership as part of a system or network under one "parent" member AND are owned, managed, controlled, or leased by "parent" member
2. Have joined together with other Participating Members in local or regional effort to reduce supply chain costs through standardization. Examples of this might include consolidated logistics centers, local integrated delivery systems (LIDS) or "Pods". Eligibility under this criterion will be determined by Novation.

Pricing for systems / networks will be determined as below:

A. The following system and network price scenario is for acute-care-only systems and networks. Systems cannot add their other health-care provider sites' volume into the pricing equation.

    1. If Participating Members form a system / network, and the Participating Members provide one centralized ordering process, one centralized billing process and one centralized delivery point the Participating Members may combine their dollar volume and be slotted according to its actual combined volume.
        Pricing will be determined by using Exhibit F, Distribution Fees Matrix. Additional services will be applied according to Exhibit F-1, Additional Distribution Service Fee Menu and Definitions.

    2. If Participating Members form a system / network and do not meet the above criteria, the Participating Members' distribution fees shall be determined by the dollar volume of the largest Participating Member (defined as single ship-to) of the system / network.
        Pricing will be determined by using Exhibit F, Distribution Fees Matrix. Additional services will be applied according to Exhibit F-1, Additional Distribution Service Fee Menu and Definitions. In cases where the fees for additional service are volume dependant, the fee will be determined using the individual volume.

    3. The number of deliveries for each Participating Member of a system / network shall be determined according to the individual volume of the Participating Member. The number of deliveries will be determined using Exhibit F, Distribution Fees Matrix.

B. The following are definitions of the criteria necessary for accessing integrated delivery system pricing for acute and non-acute sites.

    1. If Participating Members form a system/network, utilize one Authorized Distributor for the entire system/network and provide one centralized ordering process, one centralized billing process and one centralized delivery point the Participating Members may combine their dollar volume (acute and non-acute) and be slotted according to its actual combined volume.
        Pricing will be determined by using Exhibit F, Distribution Fees Matrix. Additional services for all sites of care will be applied according to Exhibit F-1, Additional Distribution Service Fee Menu and Definitions. In cases where the fees for additional service are volume dependant, the fee will be determined using the individual volume.

    2. If Participating Members form a system / network and do not meet the above criteria, the Participating Members' distribution fees for each class of trade shall be determined by the dollar volume of the largest Participating Member of the system / network in each class of trade.
        Participating Members must use one Authorized Distributor for entire system/network, or one Authorized Distributor for all acute care sites and one Authorized Distributor for non-acute care sites, to utilize this pricing option.
        Pricing will be determined by using Exhibit F, Distribution Fees Matrix and Exhibit F-2, Care Continuum Distribution Fees Matrix. Additional services for all sites of care will be applied according to Exhibit F-1, Additional Distribution Service Fee Menu and Definitions, with the exception of deliveries to the non-acute sites of care, where the actual cost of delivery will be applied.

                                   Exhibit F-4

                        Customized Distribution Solutions


1. For VHA and UHC members that need to develop a different type of relationship with their Authorized Distributor, the Participating Member, Authorized Distributor and Novation will work together to develop the relationship outside of the existing matrix concept. Examples of this are Fee-For-Service, Activity Based Costing, Cost Management programs. No Authorized Distributor can enter into an off-matrix program pursuant to this Agreement without prior approval from Novation. Programs that do not bring additional value to Participating Members, or that are not market competitive as defined in this Agreement, or that disadvantage Novation contracts, NOVAPLUS(TM)or Novation OpportUNITY(R) products or programs are not permitted under this schedule and/or Agreement. Marketing fees to Novation for any off-matrix program other than O&M's CostTrack program, agreed to by Novation, the member(s) and Authorized Distributor may not be subject to Exhibit Y.

2. Authorized Distributors who receive a request for proposal or other such request from a Participating Member requesting a customized distribution solution shall notify Novation of such request immediately upon receipt of such request provided the Participating Member issuing the request for proposal or other such request for customized distribution solutions has not prohibited Authorized Distributor from discussing with Novation or any other outside agencies under terms of confidentiality. Notification shall be to Novation's director of medical surgical distribution or his / her designee. Authorized Distributor shall discuss with Novation any response to such member request covered by the terms of this Agreement prior to response to the Participating Member subject to the foregoing proviso.

                                   Exhibit F-5

                                  Payment Terms

                                 (No Exceptions)

Each Participating Member shall select from the following payment options (all deductions or additions are made to the Base Distribution Service Fee on the price matrix for that Participating Member):


                  _______ 15-day prepay:                      [*] credit
                  _______ Net 0 days:                         [*] credit
                  _______ Standard terms:
                  [*] purchases due [*] of same month
                  [*] purchases due [*] of following month
                  _______ Net 30 days:                        Add [*]
                  _______ Net 45 days:                        Add [*]
                  _______ Net 60 days:                        Add [*]
                  _______ Over 60 days:
                  Add additional [*] for each 15 days beyond 60 days


         All invoice terms run from the date of invoice. Credit for prepay shall be no more than the percent of the amount on deposit with Authorized Distributor, not the percent of the total monthly/quarterly purchases.

         Taxes, where applicable, will be added to the invoice price of products.

         No Participating Member can be put on credit hold by their Authorized Distributor without the Authorized Distributor notifying the Participating Member and Novation in writing fifteen (15) days prior to credit hold. Novation and the Authorized Distributor will work collectively to remedy the issue with the Participating Member prior to loss of credit privileges. If credit privileges are rescinded to the Participating Member, then the Participating Member is entitled to continue to purchase their products and services from the Authorized Distributor on a C.O.D. basis.

         The Days Sales Outstanding (DSO) for a Participating Member is equal to the receivable balance of the Participating Member divided by the Average Daily Sales of the Participating Member:
         DSO = Receivables / Average Daily Sales
Average Daily Sales (ADS) of a Participating Member is calculated as the Annual Sales of the Participating Member divided by 360 days.
         ADS = Annual Sales / 360


     *[This confidential information has been omitted and filed separately with the Commission.]

Therefore, DSO is calculated as
         DSO = Receivables / (Annual Sales / 360)

         DSO is reviewed semiannually, and all adjustments to the Base Distribution Service Fee will be made only on a semiannual basis. The DSO will be determined by the previous quarter's average DSO, excluding any disputed portions of invoices noted by the Participating Member as in discrepancy. No Participating Members will be charged a higher cost-plus for DSO due to invoices that are in dispute. All invoice disputes need to be reported by Participating Member to the Authorized Distributor within thirty (30) business days of receipt of the invoice. Disputed invoices on which Participating Member notified Authorized Distributor of item(s) in dispute are not subject to late fees or penalties during the resolution of the dispute. At resolution of dispute, late fees or penalties applicable may be applied if Participating Member was not justified in disputing item(s) on invoice.

         A service charge may be added by the Authorized Distributor to the Participating Member's monthly outstanding balance of the lesser of 1.5% (18% annually) or the maximum legally allowable rate by local law, on all invoices not paid within the agreed-upon payment terms.

                                   Exhibit F-6

                     Fees for Other (Value Added) Services.



Fees for Value Added Services requested by a member, and not specifically listed within the language of this agreement, it's exhibits or attachments, shall be locally negotiated between the member and Authorized Distributor and Novation.

                                   Exhibit F-7

Services for Alaska and Hawaii

Bidder to describe any modifications to bid (including terms / conditions and pricing) for service in Alaska and Hawaii.

In order to service Alaska, Hawaii and Puerto Rico, Authorized Distributor will impose the contract terms of the pricing proposal plus actual freight. The following divisions will service the areas in question:

Alaska  -         Seattle Division
Hawaii   -        Los Angeles Division
Puerto Rico   -   Fort Lauderdale Division

                                    Exhibit G
                                 (No Exceptions)

Definition of "Cost"

1. "Cost" refers to the lowest of (a) (in the case of a Contract Product) the amount provided in the applicable Purchasing Agreement as the price to be billed to the Designated Members without subtraction for cash discounts allowed by Vendors for prompt payment and prior to the addition of any distribution service fees, (b) Authorized Distributor's out-of-pocket expense in obtaining the product, including actual inbound freight charges not paid or credited by manufacturer and actually paid by Authorized Distributor not reflected on invoices from manufacturers, distributors or others or (c) the net distributor cost of any product pursuant to any agreement between the Designated Member and the vendor of such products. In addition to the foregoing, Cost for any product may be increased by the amount equal to the decrease in prompt payment or cash payment discount terms during the term of a Purchasing Agreement offered by a manufacturer and actually taken on a consistent basis by Authorized Distributor. This definition of cost shall apply to all products, regardless of any existing or future relationship between Authorized Distributor and any Contract or Noncontract manufacturer.


2. Freight: Authorized Distributor is required to forward to Participating Member a list of manufacturers that charge freight (as allowed in section 1 above) and how that freight charge will be handled by Authorized Distributor. Authorized Distributor can, if the information is available, put the exact amount of the freight charge impacting a particular Participating Member or determine a freight factor for each manufacturer that charges freight that will be passed onto the Participating Member.
     Authorized Distributor may not charge freight to Participating Members unless Authorized Distributor has supplied the list of manufacturers that charge freight to Participating Member in advance.

                                    Exhibit H

                                  Price Changes

a. Distribution Fees (Markup). The distribution fees (markups) as listed in Exhibit F shall remain firm for the duration of this Agreement.


b. Ongoing Management. Novation shall manage the key elements of the program on an ongoing basis. Specifically, Novation will conduct semiannual reviews of the following elements:
          o Each Participating Member's purchase volume and its effect of the organization's base distribution service fee.
          o Each Participating Member's usage of electronic order entry and eligibility for the incentive
          o Each Participating Member's line average incentive and eligibility for the incentive
          o Each Participating Member's DSO and the impact upon the organization's base distribution service fee
          o Each Participating Member's use of additional services and the associated fees being charged

     Novation  will  semiannually  review   and determine  any  changes  to each
     Participating   Member's  Schedule  2. Any changes will be sent to both the
     Participating Member and Authorized Distributor for review.

     If the Participating Member or Authorized Distributor submits no further changes, the changes initiated by Novation shall go into effect thirty (30) days after notification by Novation. If the Participating Member or Authorized Distributor make revisions to the Schedule 2 sent by Novation, and all three parties accept the revisions, Novation will adjust the
     Schedule 2 and send it again by overnight courier to the Participating Member and Authorized Distributor. These revisions will go into effect 30 days after the second notification from Novation.

     No credits will be issued for positive or changed behavior that affects a Participating Member's distribution service fees. If a Participating Member's positive performance or behavior changes have reduced its base distribution service fee, the Participating Member has two options following a semiannual review period:
          o  Both  the  Participating  Member  and  Authorized  Distributor  can
             change their ordering systems to reflect the member's new distribution service fees.
          o The Participating Member can choose to receive a credit for the difference between the old base distribution service fee and the new base distribution fee for the next semiannual review period.
     For Participating Members whose negative behavior has caused their base distribution service fees to rise, both the Participating Member and Authorized Distributor will change their systems to reflect the new higher fees.

     Participating Members may elect to change any additional distribution services utilized (as per Exhibit F-1) at any time during this Agreement. Changes in distribution fees (markup) as a result of changes in additional distribution services utilized will be implemented immediately upon the implementation of the change in services utilized and will not have to wait for a semiannual review period. Participating Members requesting such a change shall notify Authorized Distributor who shall notify Novation of such request. Novation will revise the Participating Member's Schedule 2 and send the revised schedule to the Participating Member and Authorized Distributor.
     Authorized Distributor shall not change a member's distribution service fees without prior consent from Novation.

     Beginning with the end of the second six months of calendar year 2000 and for each 6 months thereafter for the term of this Agreement Novation shall conduct review periods according to the following schedule:

------------------------------------------------------------------------
Activity Period         Review Period          Revised Pricing Effective
------------------------------------------------------------------------
1/1-6/30                7/15-8/31              10/1
------------------------------------------------------------------------
7/1-12/31               1/15-2/28              4/1
------------------------------------------------------------------------



c. Notification of Member Price Changes: Authorized Distributor shall provide participating members with thirty (30) day advance price change notification for all Novation contract manufacturers and all other manufacturers where the Authorized Distributor receives a minimum of forty-five (45) day advance price / contract change notification. In any event, Authorized Distributor shall load all manufacturer pricing within fifteen 15 days of notification from said manufacturer. In the event Authorized Distributor does not receive a minimum forty five (45) day price change notification from a non-contract manufacturer and therefore cannot provide thirty (30) day notification to the Participating Member, Authorized Distributor shall give Participating Member as much advance notice of said price change as possible, in any event, no later than fifteen (15) days after receiving manufacturer notification. Price change notification shall be on a line item specific basis (price catalog) as per section 2E of the Agreement.

                                   Exhibit H-1

                             Initial Implementation

1. Novation will send to each Participating Member a letter indicating the terms of the Novation Medical Surgical Distribution Agreement that are being implemented.

2. The letter will include a Novation Medical Surgical Distribution Agreement Launch Package that will provide the details of the Agreement. Also Included will be Schedule 1, Participating Member Authorized Distributor Selection Form and Schedule 2, Participating Member Distribution Service Fee Calculation Form.

3. Each Participating Member is to review all of the information provided in steps 1 and 2 above and completely fill out Schedule 1 and Schedule 2.

4. Each Participating Member will mail or fax back Schedule 1 and Schedule 2 to Novation Medical Surgical Distribution, 125 East John Carpenter Frwy. Irving TX 75062-2324 or (972) 581-5478.

5. All data needs to be received by Novation at least 30-days prior to Agreement implementation.

                                    Exhibit I

                            Non-Price Specifications

The term of this Agreement shall be for a period of three (3) years with two (2) optional renewal terms of one (1) year each.

                                    Exhibit J

                                Product Delivery

Each Participating Member will be entitled to the appropriate number of deliveries as determined by the Base Distribution Service Fee Matrix and excluding the following holidays: New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas. Holiday exclusions shall not apply to just-in-time (JIT) hospitals unless mutually agreed upon by Authorized Distributor and Participating Member. Each Participating Member may elect to receive fewer than the number of deliveries available for their volume or buy additional deliveries at their option. The cost of additional deliveries is determined in accordance with Exhibit F-1. Authorized Distributor may provide additional deliveries to Participating Members at no additional cost if doing so would result in increased efficiency or lower costs for the Authorized Distributor and Participating Member agrees to accept said additional deliveries. "Delivery" is the physical delivery to each location specified by the Participating Member of the products covered by all orders received by Authorized Distributor prior to the standard order cut-off times.

The delivery of back ordered items (including items delivered through Backorder Relay) does not constitute an additional delivery; however, Authorized Distributor shall notify the affected Participating Member as soon as possible after Authorized Distributor can reasonably anticipate that a delivery will be made after the scheduled delivery time ("Delivery Time"). Such notification shall include the anticipated date and time of delivery of the late shipment ("Revised Delivery Time") and the reason for the delay.

In order to minimize the frequency and length of delays, Authorized Distributor shall establish a secondary delivery system, which shall be used in the event that the primary delivery method is unavailable.

                                    Exhibit K

                                    Invoices

1. Participating Members may select from the four options listed below for the invoice format in presenting Base Distribution Service Fees from Exhibit F and Additional Distribution Service Fees from Exhibit F1, if any.

     o Option 1 - Base Distribution Service Fees from Exhibit F and additional services selected from Exhibit F-1 by the Participating Member, if any, shall be added to Cost and billed as a total Price.
     o Option 2 - Base Distribution Service Fees from Exhibit F shall be added to Cost and billed as a total Price, and any additional service selected from Exhibit F1 shall be billed as a separate line item, or on a separate monthly invoice, at Participating Member's option.
     o Option 3 - Base Distribution Service Fees from Exhibit F and the charges for additional services selected from Exhibit F-1, if any, shall each be billed as a separate line item, provided that Authorized Distributor and the Participating Member are able to resolve any sales tax or similar tax issues prescribed by this invoice option.
     o Option 4 - Base Distribution Service Fees from Exhibit F and the charges for additional services selected from Exhibit F-1, if any, shall be billed as a separate line item, or on a separate monthly invoice, provided that Authorized Distributor and the Participating Member are able to resolve any sales tax or similar tax issues prescribed by this invoice option.

     Participating Member is obligated to use for at least one (1) year the invoice option selected in accordance with Schedule 2. To initiate an invoice format change, Participating Member must submit a revised Schedule 2, Participating Member Distribution Fee Calculation Form to Novation Distribution Services and Authorized Distributor.

2. Invoice Reconciliation: Authorized Distributor is required to provide all documentation necessary to resolve disputed invoices to Participating Member within 30 days of notification by Participating Member that an invoice is in dispute.

                                    Exhibit L

                           Primary Ordering Locations

To be supplied by bidder.

                                    Exhibit M

                       Computer-Based System Requirements

Authorized Distributor shall, at its own expense, make available a software application capable of computer-to-computer on-line transmission (the "Application") with each Participating Member, Novation Manufacturers and Novation. The Application will use ANSI X12 EDI where possible. Where EDI is not possible, Novation and Authorized Distributor must agree in writing to a proprietary implementation of data transmission. Authorized Distributor shall use the Application for the term of this Agreement. Authorized Distributor represents that it has a computerized Automatic Product Substitution system. The use of Automatic Product Substitutions will be done for individual line item products upon the request of a Participating Member.

         Authorized Distributor shall be fully capable of supporting the following electronic data interchange (EDI) transaction sets in ANSI X 12 format:

To/From Manufacturer:
--------------------

850 Purchase Order                       Purchase Order to Supplier

855 PO Acknowledgment                    Purchase Order Acknowledgment

810 Invoice                              Supplier Invoice to Authorized
                                         Distributor

844 Rebate                               Authorized Distributor Rebate Claim
                                         to Supplier Containing Rebatable Sales

867 Sales Tracing/Rebate                 Distributor  Sales to End Users
                                         (rebatable and  non-rebatable)  for
                                         submission of rebate claims and
                                         marketing information

832 Price Catalog                        Supplier price catalog to distributor

845 Electronic Contract Notification     Supplier contract notification to
                                         distributor

856 Advance Shipment Notification        Supplier notification of shipment
                                         contents before delivery to distributor

867/849/810 Link Net Billing             Distributor is invoiced at best
                                         distributor cost less the rebate amount

867/852/855/861(CRP)                     Continuous Replenishment Planning
                                         (CRP) of distributor inventory

820 Electronic Fund Transfer             Electronic Fund Transfer

To/From the HCO:
---------------

850 Purchase Order
855 PO Acknowledgment
810 Invoice
820 Electronic Funds Transfer
832 Price Catalog
856 Advance Shipment Notification

To Novation:
-----------

867 Sales Tracing/Rebate                 Distribution  Sales to End Users
                                         (rebatable and  non-rebatable)  for
                                         submission of rebate claims and
                                         marketing information

                                    Exhibit N

                             Confirmation of Orders


Order confirmations must identify items that take exception to the Participating Members' purchase orders. Exceptions should include, but not be limited to; price discrepancies and unit of measure or SKU variation and any other deviation from Participating Members' purchase orders. Such exceptions shall be consistent with the remainder of this Agreement, including, but not limited to, Section 18g.

                                    Exhibit O

                               Product Fill Rates

Fill Rate. Authorized Distributor shall maintain for each Participating Member an unadjusted Fill Rate for all "A" Items of [*]. "A" Items are defined as those items that are stock items and are ordered by the Participating Member at least twice every thirty (30) days. Authorized Distributor shall maintain an unadjusted fill rate for all items ordered (overall fill rate) of [*].

The Fill Rate is determined by completed line items filled divided by line items ordered, first truck.

Authorized Distributor shall maintain a [*] fill rate for all items ordered on a low unit of measure (LUM), just in time (JIT) basis.

Authorized Distributor will provide each Participating Member within sixty (60) days of implementation of this Agreement the Participating Member's "A" Items list, and the Authorized Distributor and Participating Member will mutually agree to the "A" Items list within ninety (90) days or the implementation of this Agreement. Authorized Distributor shall review the "A" Items list with Participating Member no less than quarterly and shall, at Participating Member's request, review such list with Participating Member on a monthly basis. Participating Member will approve the first "A" Items list by signing Schedule
3. Authorized Distributor shall not delete any item from the "A" Items list without prior written consent of Participating Member. Novation will take into consideration a manufacturer's backorder impact if Authorized Distributor is unable to meet the [*] unadjusted fill rates on "A" Items or [*] unadjusted on all items only if manufacturer's backorder is of such nature that Authorized Distributor under no circumstances can meet the fill rate obligation defined in this Section.


All fill rates shall not include as items "ordered" in such calculations any item that is unavailable because of manufacturer backorders or because of any other reasons beyond Authorized Distributor's control, such as inclement weather preventing receipt from manufacturer or delivery by Authorized Distributor. "Beyond Authorized Distributor's control" means verified manufacturer backorders or shipping delays, customer order errors, inclement weather or natural disasters preventing delivery, or as in the section on "force majeure", as listed and defined in this Agreement.


     *[This confidential information has been omitted and filed separately with the Commission.]

                                    Exhibit P

                                Product Stocking

Authorized Distributor shall have the following stocking responsibilities with respect to Contract Products, NOVAPLUS(TM) Products and Noncontract Products:

Authorized Distributor will maintain sufficient stock of Contract Products, NOVAPLUS(TM) Products and Noncontract Products to support Participating Members at the service level set forth in this Agreement.

Authorized Distributor stocking requirements are as follows:
1. Authorized Distributor must stock locally all Contract Products and NOVAPLUS(TM) Products.
2. Authorized Distributor must stock locally all "A" items ("A" items are products that are ordered at least two (2) times per month by a Participating Member.)
3. Authorized Distributor, upon Participating Member's request, will stock locally any other non-"A" Items that are ordered at least five (5) times per month per POL (Novation Participating Member or not).
4. If Participating Member chooses not to have product stocked locally and product is not stocked locally by Authorized Distributor, the Participating Member can either access these products directly from the manufacturer through the Authorized Distributor and pay all additional charges (i.e., in-bound transportation, drop shipping, etc.) or have Authorized Distributor ship from another location and Participating Member will pay transportation charges.
5. Upon request of a Participating Member to add items to stock, Authorized Distributor will add the items to stock from any vendor which meets industry standards of good manufacturing practices and has credit worthiness comparable to other vendors with which the Authorized Distributor does business, where the Participating Member's usage meets the demand levels described in Exhibit P Section 2. Within thirty (30) days, or industry standard lead-time, of receipt of usage data, Authorized Distributor will have the items in stock and advise the requesting Participating Member that the items are available at the Primary Ordering Location. Authorized Distributor may refuse to stock a Noncontract Product.
6. Authorized Distributor will not remove from stock at the Primary Ordering Location any product being purchased by a Participating Member unless Authorized Distributor no longer distributes the product. Authorized Distributor will review its stock on an appropriate basis to identify those products that have generated sales of less than five (5) transactions per month. Authorized Distributor may then contact any Participating Member who was purchasing these products within the last one hundred eighty (180) calendar days to ascertain continuing need. If no need is expressed, Authorized Distributor may give written notice to all Participating Members of Authorized Distributor's intent to remove the items from stock. If a Participating Member provides Authorized Distributor, within ten
     (10) business days after such notice, with the Participating Member usage estimates in excess of five (5) transactions per month, Authorized
     Distributor will maintain the items in stock. If Authorized Distributor does not receive usage data, Authorized Distributor may discontinue the items the written notice of intent to remove items from stock shall stand.

7. From time to time, Novation may advise Authorized Distributor that specified Contract Products are to be stocked by Authorized Distributor exclusively for Participating Members. Authorized Distributor shall use its best efforts to restrict delivery of such specified Contract Products to Participating Members, provided Authorized Distributor shall be free to enter into agreements with any Vendor for distribution of any products, including products which may be Contract Products under this Agreement.
8. If a Vendor advises Authorized Distributor that specific Contract Products or Noncontract Products will be available in reduced quantities or will be allocated, and that, therefore, Authorized Distributor may not be able to honor all requests for such products, Authorized Distributor will allocate, based on past purchasing history of the Participating Members, a portion of such products to Participating Members and shall advise Novation and the Participating Members of the quantity of products so allocated. Authorized Distributor agrees that Participating Members shall receive [*] in the event of limited product availability.
9. Stocking of NOVAPLUS(TM) Products: Authorized Distributor agrees to stock such amount of NOVAPLUS(TM) Products as Authorized Distributor reasonably determines is necessary to satisfy the usage requirements of the Participating Members. Authorized Distributor will provide to Participating Members for use the NOVAPLUS(TM) Stocking Request Form (Exhibit T-3). Any individual Participating Member requesting a price change on a NOVAPLUS(TM) Product shall follow the Pricing Protocol described in Exhibit T-2. All NOVAPLUS(TM) Products that have a minimum of one transaction per month will be identified in Authorized Distributor inventory as such and be subject to appropriate inventory by Authorized Distributor. Authorized Distributor will use its best efforts to market and promote NOVAPLUS(TM) Products when such Products meet the needs of a Participating Member.

Notwithstanding the foregoing, Authorized Distributor shall not be required to have in stock more than forty-five (45) days supply of any product, based on purchasing history and usage data, unless manufacturing requirements dictate the purchase and stocking of more than 45 days of inventory. Authorized Distributor shall suffer no penalties or be considered in default or non-compliance with any provision under this Agreement in the event a Participating Member orders more than a forty-five (45) days supply of any product within a fifteen (15) day period. If a Participating Member chooses not to have any item stocked locally, pursuant to paragraph 4 above, Authorized Distributor is not liable for any administrative penalties to Novation or the Clients for the procurement of such items.


     *[This confidential information has been omitted and filed separately with the Commission.]

                                    Exhibit Q

                               Physical Inventory

Authorized Distributor will give Novation and the Participating Members not less than forty-five (45) day prior written notice of Authorized Distributor's intent to perform a physical inventory at the Primary Ordering Location. Authorized Distributor will accept saleable returns up to ten (10) days prior to such inventory and, thereafter, Authorized Distributor will continue to authorize returns, except such returns will be held at the Participating Member until the first business day after completion of the physical inventory.

                                    Exhibit R

                                 Product Return


I.       GENERAL

         Authorized Distributor will accept, for full credit based on original delivered cost, Contract and Noncontract Product(s) originally purchased from Authorized Distributor and returned to Authorized Distributor in original packaging and in saleable condition within sixty (60) calendar days of the date delivered by Authorized Distributor. Authorized Distributor may assess a 25% restocking charge for returned product(s) which have stickers placed on them, assuming that the stickers can be removed without compromising the external packaging or sterility of the item.


         Authorized Distributor will accept for return, saleable and Contract and Noncontract Product(s) after sixty (60) calendar days, subject to a 15% restocking charge.

         Authorized Distributor will accept for return, Contract and Noncontract Product(s) with expired dating or which have been discontinued by the Vendor, subject to the Vendor's policy . Authorized Distributor will issue credit for this product based on the amount credited to Authorized Distributor by the Vendor.



         Authorized Distributor shall levy no other restocking or morgue charges.



         Authorized Distributor shall follow Vendor policy for returns in the event of a product(s) recall. Authorized Distributor will provide each Participating Member a copy of the Vendor's policy regarding the recall, if requested.



         Authorized Distributor will supply, upon request by Participating Member, the following:

                  a) A  current  list of Vendor  addresses  for the  purpose  of obtaining  return goods  authorization  from the Vendor
                  b) The names and telephone numbers of the Vendor
                     representatives able to authorize the return of product by Participating Member
                  c) A list of Vendors who levy a restocking charge on  returned product(s) and the amount of that charge

II.      CREDITS

         Authorized Distributor will process Participating Member credits on a daily basis. All credits should appear on the next statement to Participating Members, except for credits processed near the end of the statement period where, because of cutoff dates, the credit will appear on the following statement.



         The Participating  Member will receive a copy of the credit memo within
         fifteen   (15)  days  after   receipt  of  the  return  by   Authorized
         Distributor's Primary Ordering Location.



         Authorized Distributor will issue credit, within fifteen (15) days , for outdated or discontinued product(s) being recalled by the Vendor. In the case of a Vendor recall(s), the Vendor must have authorized the Authorized Distributor to issue credit.



         Authorized Distributor will advise Participating Members, by the fifteenth calendar day of each month, of any credits issued by Authorized Distributor during the previous month which remain open.



III.     FREIGHT CHARGE ON RETURNED GOODS

         Authorized Distributor vehicles or other prepaid carriers will pick up all product returns authorized by the Primary Ordering Location to be returned.


Any freight charges incurred by Participating Members for product returns shipped to the Vendor will be based on the Vendor's policies.



IV.      RETURN OF SHIPPING ERRORS, OVERAGES AND DAMAGED PRODUCT

         Authorized Distributor will authorize, via phone, the return of product(s) shipped in error. Authorized Distributor will pick up the product(s) on Authorized Distributor's next scheduled delivery to the Participating Member. If Authorized Distributor utilizes a common carrier to serve Participating Members, Authorized Distributor shall assume the freight charges for the product(s) to be returned to Authorized Distributor.

V.       Authorized Distributor WILL NOT ACCEPT RETURNS ON THE FOLLOWING:

         a) Any product(s) purchased on a "special order" basis or contrary to the Vendor's policy;
         b) Any sterile product(s) or refrigerants,  unless properly  protected;
         c) Product(s), apparatus or equipment which has been used, or is without original packaging, labeling or operating manuals;
         d) Product(s) with labeling or packaging which is missing, damaged, defaced or other non-saleable product(s), except as permitted by the Vendor's policy;
         e) Seasonal product(s), except according to Vendor's policy (available on request);
         f) Open bottles and partial packages of product(s) will not be accepted for return, unless the Vendor has authorized the Authorized Distributor to accept open bottles and partial packages;
         g) Any product(s) purchased direct from the Vendor.


VI.      RETURN PROCEDURE

         Authorized Distributor will accept Contract and Noncontract Product(s) returned from Participating Members based on the procedure outlined herein.

         a) To receive authorization for the return of product, Participating Members shall contact the Authorized Distributor Primary Ordering Location.
         b) Participating Members provide Authorized Distributor with the following information, if appropriate:
            (1) Participating Member name and  account  number as they appear on
                Authorized Distributor's invoice.
            (2) Authorized  Distributor  invoice  or  order  number   and  date.
            (3) The   quantity,   product   number,   price   paid,   form/size,
                description. Add lot number, serial number and expiration date of the product, as appropriate. NOTE: A copy of Authorized Distributor's invoice or packing slip will provide the required information, as may the price stickers.
            (4) Purchase order number, if applicable.
            (5) The reason for return.
         c) To assure proper credit and handling, product returns should be written and packaged for shipment by the type of product being returned as follows:
            (1) Refrigerants
            (2) Class II through Class V (items must meet DEA procedures)
            (3) Saleable product(s)
            (4) Outdated or discontinued product(s)
            (5) Damaged product(s)

            (6) Product(s) recalled by Vendor(s)
         d) Authorized Distributor shall   issue   returned  goods authorization
            (RGA) and complete shipment of returned goods from Participating Member within 30 days of Participating Member's initiation of the return process. Credits will be handled as listed above.

VII.     NOTIFICATION PROCEDURE

         Authorized Distributor agrees to the following notification procedure:

         a) Participating Member claims of product shortage, damage or overage, product(s) with an expiration date earlier than six (6) months and products delivered in error, will be reported to Authorized Distributor within five (5) business days from date of delivery; scheduled drugs will be reported within two (2) business days. No restocking charges apply.
         b) In the event of dispute regarding a delivery damage claim or a product return not received by Authorized Distributor, a receipt may be required by Authorized Distributor prior to issuing credit and to enable Authorized Distributor to file a claim with the carrier.

         No hazardous materials will be accepted for return with the exception of shipping errors and defective merchandise. Opened, leaking or damaged containers cannot be returned to the Authorized Distributor, but should be disposed of in accordance with applicable laws and regulations. To obtain proper credit, contact your Authorized Distributor Customer Service Representative. Return shipments of hazardous materials must be packed, marked, labeled and shipped in accordance with DOT regulations governing the transportation of hazardous materials.

                                    Exhibit S

                      Authorized Distributor Disaster Plan

Authorized Distributor has submitted this information to Novation.

                                    Exhibit T

                             Additional Requirements

1. Sale of Noncontract Products. Upon request by a Participating Member, Authorized Distributor may offer to sell and, if any such offer is accepted, to sell Noncontract Products to the Participating Members. Participating Members may offer to buy, and if such offer is accepted, may buy Noncontract Products from Authorized Distributor. In the event such offers, sales or purchases are made, such offers, sales or purchases shall be processed by Authorized Distributor in conformity with the provisions of this Agreement.

2. Backorder Relay. If Authorized Distributor fails to have an "A" Item on hand at a Primary Ordering Location when the "A" Item is available at an Alternate Distribution Center, Authorized Distributor shall, at its own expense, be able to deliver the "A" Item directly to the ordering Participating Member by way of the Primary Ordering Location or from the Alternate Distribution Center ("Backorder Relay"), whichever is fastest. Contract and Noncontract products to be delivered via Back Order Relay shall be delivered within 24 hours of the first delivery following initial order placement. Backorder Relay is required only for "A" Items. Authorized Distributor shall use Backorder Relay upon customer request whenever an "A" Item is unavailable at a Primary Ordering Location, regardless of the cause of such unavailability (for example, even if such unavailability is caused by Vendor's backorder). Authorized Distributor shall use Backorder Relay whenever one or more line items are unavailable at the Primary Ordering Location. Authorized Distributor will notify Participating Members by automatic order entry print back, customer service, sales representative or other easonable means of a true backorder at the Primary Ordering Location. Participating Members, at their option, will select a desired means of resolution that may include product substitution, maintaining backorder or order item cancellation. Each Participating Member will also have the option to select a reasonable method of delivery to meet the individual institution's service requirements. Participating Members shall not be responsible for any delivery charges where such Backorder was the responsibility of Authorized Distributor.

3. Backorder Notification Process. Authorized Distributor shall notify Participating Members as soon as it becomes aware that one or more of the Participating Member's "A" Items is or will be on backorder pursuant to this Agreement or will otherwise be unavailable for shipment to Participating Member. Authorized Distributor shall not wait until
     Participating Member orders the "A" Item(s) before notifying the Participating Member of such product unavailability.

4. Novation Quarterly Business Review. Authorized Distributor corporate staff shall meet no less frequently than once each calendar quarter with Novation to discuss Authorized Distributor's performance under this Agreement. This quarterly business review will also be used to establish performance targets and goals and to review progress towards such targets and goals.

5. Realignment of Supply Channel. Authorized Distributor will support the efforts of Novation to realign the supply channel through efficient activity behavior by contract manufacturers, distributors, Participating Members and Novation. Novation has set standards of performance for the aforementioned members of the supply channel, and the Authorized Distributor will be responsible for collaborating with Novation to determine the best ways for all members of the supply channel to perform in an efficient manner.

     A. Manufacturer. The standards of performance for contract manufacturers are listed below:

         Manufacturer to Authorized Distributor:

                                         Standard         Points
         1)  Cash Discount:             1.0% - 1.5%       3 points
                                        1.6% - 2.0%       5 points

         2)  EDI:
             850                        100%              1 point
             856                        100%              1 point
             832                        100%              1 point
             845/816                    100%              1 point
             810                        100%              1 point

         3)  Price/Contract Change
             Notification               45-60 Days        5 points

         4)  Fill Rates                 95% greater than  5 points
                                        90-94  %          3 points
                                        85-89  %          2 points

             Total Possible Points                       20 points

         Contract and potential contract manufacturers will be required to achieve and maintain a minimum of 15 points to be considered in compliance with Novation's standards of performance. Manufacturers will be rated by and points will be averaged across all Authorized Distributors.

         Authorized Distributor will be responsible for assisting Novation in monitoring all contract and potential contract manufacturers that they distribute and their compliance with these standards of performance. Authorized Distributor will provide NOVATION with a complete manufacturer assessment of standards of performance compliance and exactly how each contract and potential contract manufacturer complies with each standard of performance.

         Ongoing Management of Manufacturer Standards of Performance. Authorized Distributor shall provide NOVATION quarterly a complete review of all distributed contract manufacturers' adherence to the standards of performance. Authorized Distributor shall provide Novation with a complete assessment of potential contract manufacturer's compliance with the standards of performance within five (5) business days of request by Novation.

     B. Distributor. The standards of performance for Authorized Distributors are listed below. The Authorized Distributor will be responsible for complying with all the standards of performance.


         Authorized Distributor to Manufacturer:                   Standard
         ---------------------------------------
         1)  Adhere to all terms and conditions of the
             Authorized Distributor Agreement
             (i.e., stocking, ordering, etc.)                         100%

         2)  EDI:
             850                                                      100%
             844                                                      100%
             867                                                      100%
             820                                                      100%

         Authorized Distributor to Participating Member            Standard
         ----------------------------------------------
         1)   [*] Unadjusted Fill Rate on "A" Items                   100%
         2)   [*] Unadjusted Overall Fill Rate                        100%
         3)   30 Day Price and Contract Change Notification           100%
         4)   Participating Member Monthly Activity Report            100%
         5)   Participating Member  QBR                               100%
         6)   Support Participating Members Electronic Commerce
              Needs                                                   100%

         Authorized Distributor to Novation:                       Standard
         -----------------------------------
         1)   Support and adhere to all terms and conditions
              of Authorized Distributor Agreement                     100%
         2)   EDI 867                                                 100%

         Initial Implementation. Each Authorized Distributor will have a review with NOVATION to determine their compliance level with the Authorized Distributor standards of performance. NOVATION will keep record of all levels of compliance to the standards of performance. For each performance measure that is not met, NOVATION will work with the Authorized Distributor to achieve full compliance.
         Ongoing Management of Distributor Standards of Performance. At all Authorized Distributor quarterly business reviews, NOVATION will review the Authorized Distributor's compliance to the Distributor Standards of Performance.



     *[This confidential information has been omitted and filed separately with the Commission.]

     C. Participating Members. The standards of performance for all Participating Members are listed below. The Authorized Distributor, along with NOVATION will be responsible for managing the Participating Member compliance to their standards of performance.

         Participating Member to Authorized Distributor:            Standard
         -----------------------------------------------
         1)  Pay invoices per Exhibit F-5                             100%
         2)  Support EDI 810/832                                      100%
         3)   Provide accurate product usage for all products,
             "A" Items                                                100%
         4)  Sign off on "A" Item List at least quarterly             100%

         Initial Implementation. Beginning with the setting of each Participating Member's Distribution Service Fees, and based on each
         Participating Member's compliance to their standards of performance, compliance will be rewarded in the form of incentives that each Participating Member can earn.
         Ongoing Management of Participating Member Standards of Performance. Each quarter NOVATION and Authorized Distributor will review
         Participating Member compliance to their standards of performance. NOVATION will adjust each Participating Member's Schedule 2 to reflect Participating Member's compliance to their standards of performance.

     D.  Novation. The Standards of performance for Novation are listed below.

         Novation to Authorized Distributor:                        Standard
         -----------------------------------
         1) 45-day price/contract change notification                 100%
         2) Support Authorized Distributor's electronic commerce
            needs                                                     100%
         3) Support Authorized Distributor's initiatives to increase
            supply chain efficiency                                   100%

         Initial Implementation. Novation will require that distributed contract and potential distributed contract manufacturers meet the standards listed in section A and will serve as an active participant with all supply chain stakeholders to implement supply chain efficiency.
         Ongoing Management of Novation Standards of Performance. Novation will solicit Authorized Distributor's assessment of distributed contract manufacturer's compliance with manufacturer's standards of performance on a quarterly basis. Novation will solicit Authorized Distributor's assessment of potential distributed contract manufacturer's compliance with manufacturer's standards of performance prior to awarding a distributed Supplier Agreement to potential contract manufacturer.


6. Drop Shipments. If a Vendor ships Contract Products or Non contract Products directly to a Participating Member (a "drop shipment") and the Vendor bills through the Authorized Distributor, such transaction will be subject to the terms of this Agreement. Use of Drop Shipments will be at the discretion of the Participating Member.

     Authorized Distributor may pass through to the Participating Member any service charges levied by Vendor on Authorized Distributor for drop shipments. Authorized Distributor will notify Participating Member of any such service charges at time of order.

     7. Support of Committed Programs: Authorized Distributor will provide support for Novation's Committed Program(s) to include, but not be limited to:
        A. Appropriate product stocking
        B. Training  and  education  of  Authorized  Distributor's  sales  force
        C. Identification of committed program products in the Authorized Distributors product database and on price catalogs to Participating Members.
        D. Working with Novation and contract manufacturers to maximize the value of these programs to the Participating Members.

     Novation's Committed Programs reward members based upon their participation and ensure lower prices, enhanced patronage dividends, and improved operational and staffing efficiencies. Committed Programs are optional for VHA and UHC members and include, but may not be limited to, OpportUNITY(R). OpportUNITY represents $4.3 billion in annual purchases and is an incentive-and-performance-based program with a proven approach to reducing costs. It rewards members that achieve full compliance in designated product categories with best contract pricing, financial incentives and the potential for increased cooperative returns. Most importantly, it is the platform for additional cost reduction through standardization and utilization.

                                   Exhibit T-1

                    NOVAPLUS(TM) Pricing Policy and Protocol

The objective of this policy/protocol is to achieve the following:

o  Ensure accurate  NOVAPLUS(TM) pricing  to  Participating Member in  a  timely manner,
o  Provide  a record  of and  accountability  of  Participating  Member pricing,
o Centralize NOVAPLUS(TM) pricing decisions and effectively communicate all price revisions.

TIERED OR HOSPITAL EXCEPTION LEVEL PRICING

In the event that it becomes necessary to deviate from the published pricing for any NOVAPLUS(TM) medical/surgical product, the following protocol is to be observed:

1. The NOVAPLUS(TM) manufacturer, in conjunction with the appropriate Novation Account Manager, will communicate a request for tier revision or hospital exception level pricing to the Novation Medical/Surgical Product Manager on a NOVAPLUS(TM) HOSPITAL EXCEPTION LEVEL PRICING (HELP) form (attached).

2.   The NOVAPLUS(TM) Product Manager/Analyst will review requests.

3.   The NOVAPLUS(TM) Product Manager/Analyst will approve/disapprove  requests.

4. Novation medical surgical distribution analyst will fax the approved NOVAPLUS(TM) HELP forms to the Authorized Distributor, and revised pricing will be available to the HCO in compliance with price change protocol listed in Exhibit H.

5. The Authorized Distributor will communicate back to the Novation medical surgical distribution analyst in writing confirming the date entered into the Authorized Distributor system.

6. All approved NOVAPLUS(TM) HELP requests will be on file with the Novation medical surgical distribution analyst for future reference.

Exhibit T-2

                                  NOVAPLUS(TM)
                        HOSPITAL EXCEPTION LEVEL PRICING
                                 (H.E.L.P. FORM)

Participating Member:
-------------------------------------------------------------------------------

LIC #:
-------------------------------------------------------------------------------

Address:
-------------------------------------------------------------------------------

City/State/Zip:
-------------------------------------------------------------------------------

Contract #:
-------------------------------------------------------------------------------

  Current Price Tier:                      New Price Tier:
                      ------------------                   --------------------

  Effective Date:                          Review Date:
                      ------------------                   --------------------
                                                           (For Office Use Only)

================================================================================

CAT NO      DESCRIPTION              ADA        HOSP      USAGE      USAGE
                                     PRICE      PRICE     CS/YR      $/YR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


================================================================================

Submitted By:
              ------------------------------------------------------------------
                                            SIGNATURE                DATE

NOVAPLUS(TM) Product Management:
                                ------------------------------------------------
                                            SIGNATURE                DATE

Authorized Distributor Contracts Personnel:
                                           -------------------------------------
                                            SIGNATURE                DATE

          Return copy to Medical Surgical Distribution Analyst-Novation
                               Fax (972) 581-5478

      Note: 45-day price change notification is required to the Authorized
                                  Distributor.

                                   Exhibit T-3

                      NOVAPLUS(TM) Stocking Request Form

     Date:
          ----------------------------------------

     Health Care Organization:

     ---------------------------------------------------------------------------
     Name

     ---------------------------------------------------------------------------
     Address

     ---------------------------------------------------------------------------
     City, State, ZIP


     Health Care Organization Representative:


     ---------------------------------------------     -------------------------
     Signature Required                                Title

Effective immediately, please begin stocking the NOVAPLUS(TM) products listed below.


--------------------------------------------------------------------------------------------------------
Current Item    Current Item  Unit of   Current         NOVAPLUS(TM)Item   NOVAPLUS(TM)Product   Unit of
Number          Description   Measure   Monthly Usage   Number             Description           Measure
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------


     Authorized Distributor (AD):                   Branch:
                                  -----------------        ---------------------

     AD Inventory Coordinator:
                              --------------------------------------------------
     Signature Required (AD Representative, please fax to Novation Distribution Services, (972) 581-5478)

     Novation Representative:
                             ---------------------------------------------------
     Signature Optional


     Please follow the steps below to assure proper stocking:
     1. Mail or fax a copy of the completed form to Novation Medical Surgical Distribution Services at (972) 581-5478.
     2. Mail or fax the same completed form to your AD inventory coordinator.
     3. Please retain a copy for your records.
     4. Please wait 30 days before placing orders with the AD.

     ADs are contractually committed to stock all requested NOVAPLUS(TM) products in local distribution centers. Please allow 30 days for AD to deplete existing inventory and stock new products upon notification.

                                   Exhibit T-4

                   Consolidated Logistic Center Specifications


1. Establish a warehouse/distribution service center in close geographic vicinity to Participating Member facilities.
2.   Establish  a   requisition  control  center for all  stock  and   non-stock
     requirements. Manage daily par servicing program at Participating Members' facilities.
3. Manage and store all stock and non-stock materials for Participating Member, specifically medical surgical supplies, IV solutions, disposable products, forms, surgery linen packs and towels, patient house linen and medical gases.
4. Perform total distribution activities, (deliver lowest unit of inventory level to point of use or holding area) bar code patient charge supplies and assemble the patient charge documents.
5. Maintain an emergency supply area within each component of Participating Members' networks to accommodate any critical care or immediate (stat) requirements.
6. Assist in developing critical supply pathways, supply bundling and case cart programs for Participating Members' OR, anesthesia, cardiac catheterization lab and general patient care areas.
7. Manage all linen processing and distribution including OR reusable surgery linen packs.
8. Provide clinical assistance in product standardization and compliance with Novation committed programs.
9. Establish capitated supply expense ratios based on revenue, patient day or adjusted patient day for a minimum 5 year period.
10. Guarantee substantial initial cost savings to Participating Members to be realized within 18 months after the service center becomes operational.
11. Purchase all current Participating Member asset and expended inventory that will be distributed through the service center. This shall include all par service inventory at nursing units or procedural areas.
12. Consider preferential hiring of displaced hospital personnel for service center operations.
13. Provide integration or interface of service center operations software with automated materials management systems in the Participating Member facilities.
14.  Invoice  Participating   Members  at  cost  plus 0%  for   all   purchases.
15.  Product "cost" will be determined as per Exhibit G.

     In the event of a conflict between this Exhibit and any other terms of this Agreement, the Agreement terms shall apply.

                                    Exhibit U

                               Additional Remedies

1. Change of Authorized Distributors. If, during the term of the Agreement, a Participating Member requests a change of Authorized Distributors, the following steps should be followed:

     A. Indicate the reason-- service or strategic-- for the requested change on Schedule 1.
     B. Provide the necessary details regarding the request on Schedule 1. If the requested change is service-related, indicate in the service area that your current Authorized Distributor may not be performing satisfactorily. If the request is strategic, please provide the details in the space provided.
     C. Fax the completed Schedule 1 to Novation. Novation will review the request. If the request is being made for service reasons, the current Authorized Distributor will have 30 days to address and remedy the situation. After 30 days, the organization has three options:

         1 Agree to the reassignment of the current Authorized Distributor, provided the Authorized Distributor has satisfactorily addressed the service issue.

         2 Give additional time to the current Authorized Distributor to resolve the problem, provided the Authorized Distributor is making significant progress toward a complete remedy.

         3 Finalize the request for a change of Authorized Distributors. If this option is chosen, the Participating Member notifies Novation. The organization's Novation account manager will manage the transition to a new Authorized Distributor.

     If the request is being made for strategic reasons, Novation will review the details contained in the returned Schedule 1 and schedule a meeting between the member, Novation and the current ADA to review the request and reach agreement that a strategic reason for change exists and is agreed to by all parties. Following this meeting, Novation can make an immediate decision on the request. If it is denied, the participating member will remain assigned to its current Authorized Distributor. If the request is approved, your Novation account manager will manage the transition process.

     o If the request is finalized, the Participating member, its Novation account manager, the current Authorized Distributor and the new Authorized Distributor will develop a written transition plan and begin the change process. The Novation account manager will manage the transition process.

2.   Transition Process:

     A. Novation will notify the Participating Member that its request to change Authorized Distributors has been approved.
     B. The Participating Member indicates on Schedule 1 the new Authorized Distributor it is requesting. The new Authorized Distributor must be selected from the list of distributors authorized to serve that organization's market area.
     C. The Participating Member, current Authorized Distributor, new Authorized Distributor and local Novation account manager meet and agree on a transition plan that will allow the new Authorized Distributor to build inventory, change its system and plan to implement the changes necessary to serve as the Participating Member's distributor. The minimum time period should be 90 days unless all parties agree to an alternate time period. The plan also should allow the current Authorized Distributor to scale down its inventory allocated for that Participating Member.

     During the transition process, both the current Authorized Distributor and new Authorized Distributor will charge the Participating Member its current price for distribution services. The Participating Member also will receive full credit for all purchases from both Authorized Distributors during the transition.

     At the conclusion of the transition process, the Participating Member, its current Authorized Distributor, its new Authorized Distributor and Novation account manager will meet to close the process. The process should include satisfactory reduction of the current Authorized Distributor's inventory for the health care organization. The Participating Member is responsible for purchasing all inventory that the current Authorized Distributor specifically ordered for that organization.

2. Loading of Supplier Agreements: Authorized Distributor shall load Novation Supplier Agreements as described in Section 1, subsection d of the
     Agreement.  Failure to do so will subject  Authorized  Distributor  to  the
     administrative  damages   outlined  in  Section  10  of  the  Agreement.

                                    Exhibit V

                          Other Reporting Requirements

1. Vendor Reports: Authorized Distributor agrees to deliver all manufacturer tracing and rebate reports for Contract Products no later than ten (10) days after the end of the month in which the sales reported took place. Upon request of a NOVAPLUS(TM) contract manufacturer, Authorized Distributor agrees to provide sales tracings at no charge for all NOVAPLUS(TM) products. Such tracings shall be in hardcopy or electronic format at the request of the NOVAPLUS(TM) contract manufacturer.

2. Annual Reports: Authorized Distributor will supply to Novation upon request, but at least annually, copies of Authorized Distributor's annual audited financial reports. Such reports shall include, at a minimum, an income statement, balance sheet, statement of equity, statement of cash flows, all footnotes and such other information as Novation may reasonably request.

3. Authorized Distributor Representation Compensation: Authorized Distributor will supply to Novation upon request, at least annually no later than April 1, copies of Authorized Distributor's sales representation compensation program.

Exhibit W

                        Reports to Participating Members

The following reports shall be delivered to each participating member by the 15th day of the month following the month's activities reflected in such reports. A copy of each Participating Member's reports needs to be forwarded to the appropriate Novation account manager by the 15th of each month.

o Velocity report (by volume and vendor) listing dollar amount and unit volume for each and all products purchased
o  Sales of each and all products purchased broken down as follows:
   o  Contract
   o  NOVAPLUS(TM)
   o  Non Contract
o  EOE %
o  EDI activity for 810 and 832
o  DSO performance
o  Number of deliveries
o Additional distribution services performed and the fees charged for these services
o Service level report (by account, total hospital and by vendor). Must specify:
   o  "A" item fill rate - unadjusted
   o  Overall fill rate - unadjusted
o  Suggested Order Quantity / Economic Order Quantity report
o  Service level report (manufacturer to distributor, by vendor)
o Contract/Price Change/Tier Change/Expiration report (Participating Member specific report on all their contract/pricing/tier/expiration activity for the next thirty (30) days.
o  Summary reports for systems or networks
o Other reports available or special reports requested by the Participating Members

Reports must be made available in hard copy as well as in commonly used electronic format (such as Microsoft Excel) at Participating Members' request.

Exhibit X

                       Additional Information Requirements


See Novation Information Requirements Guidebook for Medical Surgical Authorized
                            Distributors (Diskette)

                                    Exhibit Y

                                 Marketing Fees

[*]

     *[This confidential information has been omitted and filed separately with the Commission.]

                                   Exhibit Y-1

         Products on Which Authorized Distributor Pays No Marketing Fee


[*]


     *[This confidential information has been omitted and filed separately with the Commission.]

                                    Exhibit Z
                                 Service Damages
1. Failure to maintain a minimum of [*] unadjusted fill rate for "A" items and [*] unadjusted overall fill rate for each Participating Member or [*] for Participating Members using JIT. Fill rate is defined as line items filled first time first delivery / line items ordered. "A" items are stock items that are ordered by Participating Member at least twice every 30 days. Damages are paid to Participating Member:

                  1st failure                              written warning
                  2nd failure:                                   [*]
                  3rd failure:                                   [*]
                  4th failure:                                   [*]
                  5th failure:                                   [*]
                  6th & each subsequent failure:                 [*]

2. Failure to provide reports to Participating Members as per Exhibit W (damages are paid to Participating Member):

                  1st failure                              written warning
                  2nd failure:                                   [*]
                  3rd failure:                                   [*]
                  4th failure:                                   [*]
                  5th failure:                                   [*]
                  6th & each subsequent failure:                 [*]

3. Failure to provide documentation to resolve outstanding invoices with thirty (30) days (damages are paid to Participating Member):


                  1st failure                              written warning
                  2nd failure:                                   [*]
                  3rd failure:                                   [*]
                  4th failure:                                   [*]
                  5th failure:                                   [*]
                  6th & each subsequent failure:                 [*]

4. Failure to adhere to all other service level terms and conditions of Agreement (damages are paid to Participating Member) :


                  1st failure                              written warning
                  2nd failure:                                   [*]
                  3rd failure:                                   [*]
                  4th failure:                                   [*]
                  5th failure:                                   [*]
                  6th & each subsequent failure:                 [*]

Notwithstanding the foregoing, damages related to fill rates are only available if Distributor's fill-rates are below average-prescribed levels when adjusted for unavailability due to Manufacturer back orders or because of other events beyond Distributor's control. These remedies herein are exclusive of other remedies, only available for failures described herein and only available if Novation, the Clients and Participating Members are in full compliance of this Agreement.



     *[This confidential information has been omitted and filed separately with the Commission.]

         Authorized Distributor Service Level Penalty Form



Service              Service Level                  Penalty Notification (check)
-------              -------------                  ----------------------------

Fill Rate            [*] on "A" Items                                 -------

Fill Rate            [*] overall                                      -------

Member Reports       By 15th day of following month                   -------

Invoice Resolution   Within 30 days of notification by HCO            -------

Other Service        Describe:
                               ---------------------------            -------

Time frame (month) of substandard performance:
                                               --------------------------------

Fill rates:
o  "A" Items are those that are purchased two or more times per month
o HCO and Authorized Distributor must approve and sign-off on the "A" Item list on a quarterly basis.
o All usage and changes to "A" Item list must be forwarded to Authorized Distributor with 30 day notice.
o  All usage  provided  must be within 10% of actual usage.

Participating  Member:
                       ---------------------------------------
Address
                       ---------------------------------------

                       ---------------------------------------

                       ---------------------------------------


Director of Materials Management Signature:
                                                 -------------------------------
Director of Material Management Name (Print):
                                                 -------------------------------
Phone Number:
                                                 -------------------------------
Fax Number:
                                                 -------------------------------

Authorized Distributor Name and Branch Location
                                                 -------------------------------

                                                 -------------------------------


This form serves as official thirty (30) day notification that the Participating Member intends to monitor the Authorized Distributor for possible service performance issues. Specifically, the Participating Member is concerned with the service checked on this form.

Damages may be assessed based upon the period for which the substandard activity is measured, but no more frequently than monthly. For example, Authorized Distributor may be assessed damages for each month for which fill rates are substandard.



     *[This confidential information has been omitted and filed separately with the Commission.]

                                   Schedule 1
                 Authorized Distributor Selection / Change Form


VHA and UHC members who desire to participate in the Medical Surgical Authorized Distribution Agreement or who wish to change Authorized Distributors will be required to complete this Authorized Distributor Selection / Change Form.

Participating Member:
                                        ----------------------------------------
Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

Director of Materials Management/
Supply Administrator Name:
                                        ----------------------------------------
Phone Number:
                                        ----------------------------------------
Fax Number:
                                        ----------------------------------------

I hereby declare _____________________________ as Participating Member's acute care Authorized Distributor. (A list of acute care Authorized Distributors can be found in the Medical Surgical Authorized Distribution Agreement Launch Package).

I hereby declare _____________________________ as Participating Member's care continuum Authorized Distributor. (A list of care continuum Authorized Distributors can be found in the Medical Surgical Authorized Distribution Agreement Launch Package). Participating Members may select one Authorized Distributor for both acute care and care continuum or may designate a separate Authorized Distributor for care continuum.

I hereby declare that I would like to initiate a change of Authorized Distributors. The reason for this change is: _____ Service _____ Strategic

Please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other information:
Participating Member is declaring Novation as the GPO of choice for products and distribution services.

Director of Materials Management /
Supply Administrator Signature
                                        ------------------------------
Date:
                                        ------------------------------

Please return to Novation Medical Surgical Distribution via fax: (972) 581-5478

                                   Schedule 2
                        Distribution Fee Calculation Form

Participating Member:
                                             -----------------------------------
Address:
                                             -----------------------------------

                                             -----------------------------------

Director of Materials Management/
Supply Administrator Name:
                                             -----------------------------------
Phone Number:
                                             -----------------------------------
Fax Number:
                                             -----------------------------------

Authorized Distributor:
                                             -----------------------------------

                         Distribution Markup Calculation

1.  Previous Quarters Monthly Volume Average            $_____________________
2.  Base Markup from Exhibit F                           _____________________%
3.  Incentives Earned
     o   EOE [*]                                        -_____________________%
     o   Line Average                                   -_____________________%
4.  DSO Performance                                   -/+_____________________%
5.  Extra Services Required from Exhibit F-1
o   Custom Pallet Architecture - Basic [*]              +_____________________%
o   Custom Pallet Architecture - Advanced [*]           +_____________________%
o   Reduced / Extra Weekly Deliveries                 -/+_____________________%
o   Bulk Picked by Dept. Delivered to Dock
         o   1-3 Departments [*]                        +_____________________%
         o   4-10 Departments [*]                       +_____________________%
         o   11-15 Departments [*]                      +_____________________%
         o   16+ Departments [*]                        +_____________________%
     o   Bulk Break to Manufacturer Next Unit of
    Measure [*]                                         +_____________________%
     o   LUM Picked by Dept. Del. to Dock [*]           +_____________________%
     o   LUM Picked by Dept. Del. to Dept. [*]          +_____________________%
     o   LUM Picked by Dept. Del. to Dept.
         Put Stock Away     [*]                         +_____________________%

6.  Total Net Distribution Markup                        _____________________%

o New             o Change

Director of Materials Management /
Supply Administrator                     ______________________ Date: __________
Authorized Distributor Representative    ______________________ Date: __________
Novation Account Manager                 ______________________ Date: __________

Please return to Novation Medical Surgical Distribution via fax: (972) 581-5478

     *[This confidential information has been omitted and filed separately with the Commission.]

                                   Schedule 3
               Participating Members Verification of "A" Item List

Participating Member:
                                             -----------------------------------
Address:
                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------


Lic #:
                                             -----------------------------------
Phone #:
                                             -----------------------------------
FAX #:
                                             -----------------------------------
DMM / SA:
                                             -----------------------------------

Participating Member hereby approves the "A" Item List (attached) as provided by ___________________________________ (Authorized Distributor)

Date Reviewed and Approved:
                                                  ------------------------------

Facility
Name:
                                                  ------------------------------
Title:
                                                  ------------------------------
Signature:
                                                  ------------------------------

Authorized Distributor
Name:
                                                  ------------------------------
Title:
                                                  ------------------------------
Signature:
                                                  ------------------------------

Copies are to be maintained by:

Participating Member
Authorized Distributor

Attach "A" Item list to this Schedule